UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT

OAK RIDGE SMALL CAP GROWTH FUND
OAK RIDGE INTERNATIONAL SMALL CAP FUND
OAK RIDGE DYNAMIC SMALL CAP FUND
OAK RIDGE DISCIPLINED GROWTH FUND
OAK RIDGE LARGE CAP GROWTH FUND
OAK RIDGE DIVIDEND GROWTH FUND
May 31, 2017

 Oak Ridge Investments  |  www.oakridgefunds.com

Oak Ridge Funds
Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letters	1
Fund Performance	14
Schedules of Investments	26
Statements of Assets and Liabilities	52
Statements of Operations	56
Statements of Changes in Net Assets	58
Financial Highlights	65
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	95
Supplemental Information	96
Expense Examples	99

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oak Ridge Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.oakridgefunds.com

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Small Cap Growth Fund.

Fellow Shareholders,

Over the past 12 months, small-cap growth stocks enjoyed outsized returns relative to historical norms in what we believe has become an increasingly speculative market. Economic data has been steadily improving, but not yet to the degree of inciting inflationary fears. The U.S. Federal Reserve has eased off its earlier hawkish comments and future policy shifts will likely be gradual and considerably more accommodating than during past recovery periods. Concurrently, the absence of a bear market for over eight years has fostered an inordinate attraction to “risk on” investments by many complacent investors amid one of the most divisive political climates in memory. Despite the ongoing political strife, investors believe the political backdrop will remain accommodating and there are few attractive alternatives to equities.

Growing investor optimism led to outperformance for more speculative companies during the past fiscal year, including many with negative earnings and lofty valuations. This type of environment typically works against the Fund, given our focus on faster growing, higher quality, and reasonably valued companies. In this sense, we are pleased we were able to deliver attractive absolute returns without taking on excessive risk to do so. Since there has not been a stock market correction of 5% since last November’s election and declines have been short lived, it’s tempting to investors to alter their discipline, precisely at the time one should not. The success of the Oak Ridge approach is evidenced by the strength of the Fund’s Since Inception cumulative return of 772.7% compared to the Russell 2000 Growth benchmark return of 419.3%. We remain highly confident that the caliber of holdings in the Fund will allow us to differentiate our abilities in an environment that is more risk conscious, or where market leadership rewards actual fundamental earnings results.

Technology

Technology was the largest detractor from performance during the year, where Virtusa and Synchronoss were sold for significant losses, compounding the difficulties posed by our lower risk, lower volatility positioning. The recurring nature of IT Services has provided fertile ground for our sector exposure for over two decades. Not only did this industry group fall out of favor during the fiscal year as we saw more speculative portions of the Technology sector take the lead, but the poor operating results by Virtusa were exacerbated by a questionable acquisition, which led to a loss of confidence and its removal from the Fund. On the plus side, Fleetmatics Group, a company providing commercial fleet management delivered as SaaS, was bought out by Verizon at a substantial premium. Software has also been a strong area for the Fund in years past due to more stable business models and higher margins; however, the unanticipated move by many corporations to outsource even cyber security measures to the cloud and our disappointment in Synchronoss as a heretofore profitable cloud play led to sub-par results.

Semiconductors have been a cyclical and highly volatile area over time, particularly in the small-cap space. The Oak Ridge investment style generally avoids these situations and, over time, has been rewarded for its discipline. This past cycle has seen a dramatic surge in the price of more speculative semiconductor companies, rewarding their innovation and appeal as candidates for consolidation and ignoring cyclical risks, as valuations have soared. We believe current multiples in this area, with few exceptions, are unattractive for long-term investors.

Healthcare

Healthcare experienced pressure, initially due to fears of political backlash on drug pricing and reimbursement, and then as being relatively less appealing than “Trump plays” post-election. Healthcare continues to be a sector where we believe there are opportunities to acquire stocks with favorable valuations relative to their growth prospects. 2017 YTD returns in the sector have recovered for both the benchmark and our holdings, but our typical overweighting to the sector detracted from returns during the fiscal year, as did individual stock selections that remain among our highest conviction holdings. One of the weakest positions was Acadia, an operator of mental health facilities with large exposure to England. The company was the victim of currency fears post-Brexit and macro domestic concerns, complicated by “guilt-by-association” accusations that a competitor paid doctors for involuntary psychiatric patient admissions. The stock has recovered nicely from its lows and remains a high conviction long-term holding.

Healthcare Equipment positions in Spectranetics (a recent buyout by Royal Philips at a 27% premium) and Abiomed, both involved with unique interventional cardio/pulmonary devices, did quite well but only helped edge out strong benchmark returns in the industry by a small amount. Biotech lagged severely, as our high performing position in SAGE Therapeutics, a maker of unique therapies for serious neurologic disorders, could not offset our position in highly profitable and diversified Ligand, which fared poorly as it consolidated prior gains and awaits another set of likely new drug approvals. A similar experience occurred in Pharmaceuticals, despite a nice boost in Akorn following a buyout overture. We believe the Fund holdings are well positioned in the Healthcare sector, with exceptional growth expectations, as well as a potentially strong attraction to acquirers.

Consumer and Industrials

Consumer stocks began to underperform the overall market significantly following the November election. The rhetoric around the building of a border wall and the expectations that we could somehow materially alter the current balance of power with China and European nations, without triggering retaliation, was diplomatically naïve and has thankfully begun to wane. Unfortunately, much of the sector is also considered vulnerable to the “Amazon effect” and has continued to underperform. Oak Ridge positions have been adversely impacted despite being leaders in their respective businesses. The worst detractor from performance has been American Eagle, suffering from a temporary increase in inventories and margin pressure as it has witnessed the bankruptcy and closure of many competitors with their resultant closeout sales. The company’s strong management, balance sheet, high dividend yield, and ultimate leading position, have maintained our optimism for a strong recovery.

The classic Industrial holdings for Oak Ridge are primarily very long-term positions in less cyclical category leaders with an exceptional ability to provide consistent results. We continue to generate strong returns in this sector with such firms as A.O. Smith and Waste Connections, but post-election, the euphoric response to President Trump’s campaign proposals muted our otherwise continued success. It is more prudent to follow likely earnings trends and avoid high expectation cyclical stocks with a likelihood to disappoint.

Continuity and the Importance of Active Management

The Fund has been managed by the same team, employing the same discipline rooted in fundamentals with a valuation awareness that has led to decades long success. As fellow shareholders, we are not satisfied with the relative returns of our Fund, but with the exception of the issues discussed in the above commentary on Technology, the investment environment since the financial crisis ended in 2009 has been one where we would expect to be challenged. We believe conditions are favorable for our style and are highly confident that our experienced and dedicated team will again provide high-level results with overall lower portfolio risk.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

David Klaskin
Chief Investment Officer & Portfolio Manager

The views in this letter were as of July 1, 2017 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Growth Index measures the performance of small cap U.S. growth stocks.

Discussion of Fund Performance

A letter from Bram Zeigler of Algert Global LLC, portfolio manager of the Oak Ridge International Small Cap Fund.

Discussion of Fund Performance

Fellow Shareholders,

International small cap stocks performed very well over the twelve month period covering June 1, 2016 through May 31, 2017, as measured by the 16.71% gain of the Fund’s benchmark, the MSCI EAFE Small Cap Index (ND). The Fund exceeded the benchmark over this period, delivering an absolute return of 17.52% for Class A shares at NAV.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

During the trailing 12-month period, stock selection contributed negatively to Fund performance, offsetting the positive contribution from allocation to risk factors (e.g. a company’s industry, country, currency, size and beta characteristics).

Relative Value

The Relative Value model was a positive contributor to the performance of the Fund during the trailing 12-month period. During this period, the stocks that the Relative Value model ranked as the most attractive 10% of the investable universe outperformed the universe on average by 5.80%, on a risk-adjusted basis. Inputs that value a company based on its ability to generate free cash flow, net income, and EBITDA were the primary contributors during the period, however virtually all Relative Value factors were successful at predicting risk-adjusted returns.

Quality

The Quality model detracted to the performance of the Fund during the trailing 12-month period. During this period, the stocks that the Quality model ranked as the most attractive 10% of the investable universe underperformed the universe on average by 0.24%, on a risk-adjusted basis. Most Quality factors were not successful at predicting risk-adjusted returns, particularly factors that determine the sustainability of a company’s earnings including assessing the components of net income, the growth funding constraints of capital markets, and a company’s efficient utilization of working capital.

Catalyst

The Catalyst model was a positive contributor to the performance of the Fund during the trailing 12-month period. During this period, the stocks that the Catalyst model ranked as the most attractive 10% of the investable universe outperformed the universe on average by 0.24%, on a risk-adjusted basis. Inputs that assess the presence of “smart money” investors and the disparity of their views were the primary contributors during the period. Most of the inputs based on technical trends and operating momentum detracted.

Risk Factors

The Fund benefited from its slight overweight exposure to stocks exhibiting relatively higher market volatility. Higher volatility stocks outperformed the benchmark, primarily in Europe, contributing to the Fund’s outperformance.

The Fund’s industry exposures also contributed positively to performance. The Fund benefitted from an overweight to some of the industries in the IT sector, particularly Computers and Semiconductors, as these companies rallied across the globe. The Fund also benefitted from an underweight to the Real Estate industry driven in part by losses in Europe.

The Fund’s country and currency exposures contributed positively to performance driven primarily by an underweight in Australia and the Australian dollar as well as an underweight to the United Kingdom and the British Pound.

Fund Positioning For the Future

The Fund is positioned to take advantage of the market’s renewed emphasis (Catalyst) towards companies that are cheap relative to their peers (Relative Value) and have relatively sustainable projections (Quality). As of May 31, 2017, approximately 38% of the stock selection model was focused on Relative Value, 35% to Quality and 27% to the Catalyst model. More emphasis has been placed on the Relative Value and Catalyst models over the trailing 12-month period in lieu of the Quality model as we have made the determination this is the best positioning for the Fund to generate outperformance within the international small cap space.

Thank you for your confidence in Algert Global LLC.

Sincerely,

Bram Zeigler, Portfolio Manager

The views in this letter were as of July 1, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The MSCI EAFE Small Cap Index measures the performance of primarily small cap foreign stocks.

One Maritime Plaza | Suite 1525 | San Francisco, CA 94111
Tel: 415.675.7300 | Fax: 415.362.4972 | www.algertglobal.com

Discussion of Fund Performance

A letter from Peter Algert, Chief Investment Officer, and Ian Klink, both of Algert Global LLC and portfolio managers of the Oak Ridge Dynamic Small Cap Fund.

Discussion of Fund Performance

Fellow Shareholders,

U.S. small cap stocks performed very well over the twelve month period covering June 1, 2016 through May 31, 2017, as measured by the 20.36% gain of the Fund’s benchmark, the Russell 2000 Index. The Fund exceeded the benchmark over this period, delivering an absolute return of 21.01% for Class A shares at NAV.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

During the trailing 12-month period, stock selection contributed positively to Fund performance, as did the contribution from allocation to risk factors (e.g. a company’s industry, country, currency, size and beta characteristics).

Relative Value

The Relative Value model was a positive contributor to the performance of the Fund during the trailing 12-month period. During this period, the stocks that the Relative Value model ranked as the most attractive 10% of the investable universe outperformed the universe on average by 1.90%, on a risk-adjusted basis. Inputs that value a company based on its ability to generate free cash flow, net income, and EBITDA were the primary contributors during the period, however virtually all Relative Value factors were successful at predicting risk-adjusted returns.

Quality

The Quality model was a positive contributor to the performance of the Fund during the trailing 12-month period. During this period, the stocks that the Quality model ranked as the most attractive 10% of the investable universe underperformed the universe on average by 0.21%, on a risk-adjusted basis. The performance of Quality factors was mixed. Most metrics assessing the sustainability of a company’s ability to generate earnings and free-cash flow were additive, but metrics based on the components of net income or the ratio of current assets relative to current liabilities were not.

Catalyst

The Catalyst model was a positive contributor to the performance of the Fund during the trailing 12-month period. During this period, the stocks that the Catalyst model ranked as the most attractive 10% of the investable universe outperformed the universe on average by 4.52%, on a risk-adjusted basis. Virtually all Catalysts factors were successful at predicting risk-adjusted returns, including metrics that assess the underappreciated operating momentum of a company as well as the favorable positioning of a company’s customer base that were two of the best contributors during the period.

Risk Factors

The Fund benefited from its underweight exposure to low market capitalization stocks while its slight overweight to stocks exhibiting relatively higher market volatility detracted from performance.

The Fund’s active industry exposures contributed positively to performance. The Fund benefitted from underweights in Biotech, REITs, Oil Exploration, Retail and Energy as well as an overweight in Semiconductors.

Fund Positioning For the Future

The Fund is positioned to take advantage of the market’s renewed emphasis (Catalyst) towards companies that are cheap relative to their peers (Relative Value) and have relatively sustainable projections (Quality). As of May 31, 2017, approximately 38% of the stock selection model was focused on Relative Value, 25% to Quality and 37% to the Catalyst model. More emphasis has been placed on the Catalyst models over the trailing 12-month period in lieu of the Relative Value model as we have made the determination this is the best positioning for the Fund to generate outperformance within the domestic small cap space.

Thank you for your confidence in Algert Global LLC.

Sincerely,

Peter Algert, Chief Investment Officer
Ian Klink, Portfolio Manager

The views in this letter were as of July 1, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Index measures the performance of primarily small cap U.S. stocks.

One Maritime Plaza | Suite 1525 | San Francisco, CA 94111
Tel: 415.675.7300 | Fax: 415.362.4972 | www.algertglobal.com

Discussion of Fund Performance

A letter from Robert G. McVicker, Director of Research of Oak Ridge Investments and portfolio manager of the Oak Ridge Disciplined Growth Fund.

Fellow Shareholders,

Since the inception of the Disciplined Growth Fund, in July 2016, its benchmark, the Russell 3000 Growth index, has enjoyed outsized returns relative to historical norms. Economic data has been steadily improving, but not yet to the degree of inciting inflationary fears. The U.S. Federal Reserve has eased off its earlier hawkish comments and policy shifts will likely be gradual and considerably more accommodating than during past recovery periods. The absence of a bear market for over eight years has fostered an inordinate attraction to “risk on” investments by many complacent investors during one of the most divisive political climates in memory. Despite the ongoing political strife, investors believe the political backdrop will remain accommodating and there are few attractive alternatives to equities. The stock market has not had a correction of 5% since the November elections, and declines have been short lived and minimal in nature.

The Fund’s investment approach, which continues that of its separate account sibling, has typically worked well in weaker markets, and is challenged in markets that have not faced a correction for an extended period, as has been the case in recent years. Amid this backdrop, the Fund has not quite kept up with peers on a relative basis, but is well positioned for a more risk conscious environment that rewards fundamental earnings.

The Fund’s greatest challenges were in the benchmark’s two largest sectors, Healthcare and Technology.

Healthcare

Healthcare experienced pressure, initially due to fears of political backlash on drug pricing and reimbursement, and then as being relatively less appealing than many of the so-called “Trump plays” post-election. Healthcare continues to be a sector where we believe there are opportunities to acquire stocks with favorable valuations in relation to their growth prospects. Our typical overweighting of the sector detracted from returns during the period, as did certain individual stock selections that remain among our highest conviction holdings. Sector performance was aided by exceptional returns from United Healthcare, a core holding and industry stalwart throughout the healthcare controversy that is likely positioned to succeed regardless of the outcome of healthcare reform. The Fund did experience significant weakness in several of its biotechnology and pharmaceutical holdings. We have since removed Allergan, Express Scripts, Cerner, and Perrigo from the Fund, but maintain high conviction in several less established, innovative leaders in breakthrough treatments, such as Incyte Corp, SAGE Therapeutics, and Nevro Corp.

Technology

Despite the underperformance of Technology, exceptional returns were generated in mega-cap leaders overweighted in the Fund, led by Apple, Microsoft, and Alphabet (formerly known as Google). The Fund’s slight underweighting to this dominant sector and a material loss in smaller-cap cloud play Synchronoss, which has since been eliminated, more than offset the outperformers. We continue to be optimistic about the prospects for leading Technology companies, as well as opportunistic emerging smaller companies.

Consumer

Consumer stocks began to significantly underperform the overall market following the November election. Additionally, much of the sector is considered vulnerable to the “Amazon effect” and has continued to underperform. An example of this is our holding of Dick’s Sporting Goods, whose business was perceived to be more vulnerable after Amazon’s acquisition of Whole Foods. Another holding, Ross Stores, also sold off for similar reasons, though the long-term growth thesis is intact and less subject to Amazon risk. Despite the aforementioned headwinds, great contributions to performance were made through meaningful positions in best of breed companies Amazon and Priceline, which continue to execute well.

Industrials

Our Industrial positions were challenged following the election due to the belief that President Trump would initiate significant new growth policies, and in turn boost more cyclical companies. Despite the new climate, some of our tried and true positions in less cyclical category leaders still managed to perform well. Among the top performers were Waste Connections, Illinois Tool Works, Ametek, and Fortiv. These companies remain well positioned for the future under any growth scenario and overall carry lower risk.

Other Sectors

Minor weightings for Energy and Materials combined with solid stocks contributed slightly to Fund performance. The absence of exposure to Utilities, Telecommunications, and Real Estate was an additive decision for the Fund, as those sectors lagged significantly due to their perceived conservative nature and greater domestic orientation.

Continuity and the Importance of Active Management

The Fund has been managed by the same team, employing the same discipline rooted in fundamentals with a valuation awareness, since inception. As fellow shareholders, we have been disappointed in the relative returns of our Fund, but the investment environment in the past year has been one we typically find challenging. We believe conditions are favorable for our style and are highly confident that our experienced and dedicated team will return to providing high-level results with overall lower portfolio risk.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

Robert G. McVicker
Director of Research & Portfolio Manager

The views in this letter were as of July 1, 2017 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 3000 Growth Index is a measure of the performance of U.S. growth stocks.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Large Cap Growth Fund.

Fellow Shareholders,

Large-cap growth stocks enjoyed an explosive advance over the past 12 months, with returns far outpacing historical norms as well as those of large value stocks in what we believe has become an increasingly speculative market. Economic data has been steadily improving, but not yet to the degree of inciting inflationary fears. The U.S. Federal Reserve has eased off its earlier hawkish comments and future policy shifts will likely be gradual and considerably more accommodating than during past recovery periods. Concurrently, the absence of a bear market for over eight years has fostered an inordinate attraction to “risk on” investments by many complacent investors amid one of the most divisive political climates in memory. Despite the ongoing political strife, investors believe the political backdrop will remain accommodating and there are few attractive alternatives to equities.

The Oak Ridge focus on high quality growth companies is expected to fare considerably better in a market environment that is more risk conscious and focused on earnings. Nearly all large-cap funds have struggled as flows into passive alternatives have soared. Active management is likely to stabilize and funds that are more concentrated can benefit from strong stock selection at times of broad redemptions during downturns.

The Fund benefitted from a decision to avoid Real Estate stocks and underweight Consumer Staples. There was also considerable outperformance from beverage holdings Pepsi and Constellation Brands, the latter recovering very nicely from the selloff around fears a Trump administration would have a devastating effect on products associated with Mexico. Low exposure to Materials also helped performance, while Energy holdings, Kinder Morgan and EOG Resources, performed much better than the overall sector, but a slight overweighting to the beleaguered segment fully offset good stock selection.

Consumer Discretionary

Consumer Discretionary was the greatest detractor from performance, where a number of long-term successful positions lagged severely for various reasons. In some cases, such as LKQ and Starbucks, foreign operations and short-term challenges created concern in otherwise solid business models. In other instances, the post-election fears led to skittishness among investors in companies perceived vulnerable to the ill-conceived border tax proposal. The rhetoric around the building of a border wall and the expectations that we could somehow materially alter the current balance of power with China and European nations, without triggering retaliation, was diplomatically naïve and has thankfully begun to wane.

Healthcare

Our highest conviction and largest weighted Healthcare names, Celgene and Eli Lilly, underperformed the market and led to overall weak sector performance. Both companies have exceptional prospects and should enjoy strong growth looking ahead the next several years, though Lilly did receive disappointing clinical trial results and was forced to discontinue its once promising Alzheimer’s drug. Losses were taken in Allergan and Gilead during the period the drug group was under its greatest attack, though Incyte Corp quickly rebounded following this broad selloff and was a sector leader as the group recovered post-election. Healthcare remains a high conviction area for the Fund and further improvements are expected as the political backdrop stabilizes. There will likely be a pickup in consolidation, which should raise valuation metrics in general for companies with promising new products.

Industrials

Industrial holdings proved to be too conservative and lost significant ground as a result of the euphoric response following the surprise election of President Trump. The Fund’s under-weighting to the sector will likely be reduced in upcoming months, but our conservative bias against cyclical businesses will remain. Many of the best performing Industrial stocks in the benchmark have been previous perennial laggards, which are advancing on short-term earnings improvement on modest sales increases. We do not find enough investment merit in such stocks to warrant their consideration.

Technology

Technology stocks were the strongest segment of the broad market and while Fund holdings slightly beat the benchmark results, an underweighting to the sector more than offset the positive positioning. Broadcom was an excellent new addition, though semiconductor stocks in general have been avoided over time due to their cyclical nature. Our continued conservative positioning, through the lower weighting to the group and ownership of sluggish leader Intel, has not fared well. The top contributors to the Fund during the fiscal year, in order, were Apple, Microsoft, Alphabet (formerly known as Google), and Amazon, which reflect the ongoing leadership of the dominant players in growth areas of the economy. The Fund has been managed by the same team, employing the same discipline rooted in fundamentals with a valuation awareness, which has enjoyed success during more rational market periods. As fellow shareholders, we have been disappointed in the relative returns of our Fund, but the investment environment since the financial crisis ended in 2009 has been one where we would be expected to be challenged.

As previously described in supplements to the Fund’s prospectus, in mid July 2017 the Fund’s name was changed to the Oak Ridge Multi Strategy Fund. The Fund’s investment objective to provide capital appreciation remains the same. The Fund’s principal investment strategies have changed so that the Fund now seeks to achieve its investment objective by primarily investing in other mutual funds managed by Oak Ridge Investments, LLC, the Fund’s Advisor. The Fund may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) and may continue investing directly in securities. The Fund will be a multi-strategy fund that will seek exposure to a number of U.S. and foreign equity and fixed income asset classes. For a more complete description of the Fund’s activities the Fund’s prospectus and other literature are available on the website.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

David Klaskin
Lead portfolio manager

The views in this letter were as of July 1, 2017 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 1000 Growth Index measures the performance of large cap U.S. growth stocks.

Other disclosures

On or about July 18, 2017, the name and principal investment strategies of the Oak Ridge Large Cap Growth Fund (the “Fund”) will be changed as set forth below. Further information regarding these matters will be provided in the Fund’s revised Summary Prospectus, Prospectus and Statement of Additional Information dated on or about that date. The Fund’s investment objective to provide capital appreciation will remain the same.

Name Change:

The name of the Fund will be changed to Oak Ridge Multi Strategy Fund.

Principal Investment Strategies Changes:

The Fund’s principal investment strategies will be changed so that the Fund will seek to achieve its investment objective by primarily investing in other mutual funds managed by Oak Ridge Investments, LLC, the Fund’s Advisor. The Fund may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) and directly in securities. The Fund will be a multi-strategy fund that will seek exposure to a number of U.S. and foreign equity and fixed income asset classes.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and portfolio manager of the Oak Ridge Dividend Growth Fund.

Fellow Shareholders,

Over the past 12 months, the broad stock market returns significantly bested historical norms during the Dividend Growth Fund’s fiscal year. Economic data has been steadily improving, but not yet to the degree of inciting inflationary fears. The U.S. Federal Reserve has eased off its earlier hawkish comments, and policy shifts will likely be gradual and considerably more accommodating than during past recovery periods. The absence of a bear market for over eight years has fostered an inordinate attraction to “risk on” investments - a market environment we expected to be challenging given our investing style - and we were pleased to have only modestly underperformed the benchmark. Going forward, many investors believe the political backdrop will remain accommodating and there are few investment alternatives as attractive as equities. The stock market has not had a correction of 5% since the presidential election, as declines have been short lived and minimal in nature. We remain confident that the caliber of holdings in the Fund will allow us to differentiate our abilities in an environment that is more risk conscious, or where market leadership rewards actual fundamental earnings results.

Industrials

The strongest contributing sector over the past 12 months was Industrials. Our Industrial holdings are primarily in less cyclical category leaders with what we believe to be an exceptional ability to provide consistent results. Boeing led the way with a strong, post-election advance, boosted by optimism about increased defense spending and a more favorable trade environment under the Trump Administration. Another contributing name and core holding was Illinois Tool Works, which advanced steadily as the company continued to execute well and benefit from the global economic recovery.

Technology

Technology was the best performing sector in the benchmark, and the largest detractor from Fund performance. On an individual stock basis, results were mixed. Cisco (a new addition), Intel, and Automatic Data Processing proved too conservative and advanced at a below market rate, while a significant overweighting to the Fund’s largest holding, Apple, was by far and away the largest contributor to performance. Another mega-cap bellwether, Microsoft, also outperformed, as investors are increasingly buying into Microsoft’s ability to navigate the shift from on-premise IT systems towards cloud environments.

Healthcare

Healthcare, as a sector, lagged the market, but a near-benchmark exposure for the Fund allowed for a slight outperformance helped largely by exceptional returns from United Healthcare, a core holding. The company, an industry stalwart throughout the healthcare controversy, appears positioned to succeed regardless of the outcome of healthcare reform, and continues to exhibit a tremendous ability to execute. We reduced exposure by taking profits in our position, but remain positive on the name. Over the 12-month period, positions in CVS, Amgen, and Gilead were eliminated due to a lack of confidence, while Stryker was added.

Consumer

Consumer trailed the benchmark over the course of the prior year, as generalized weakness in blue chip stocks caused our holdings to lag in an increasingly speculative environment. In addition, fears over Amazon’s potential disruption of additional retail segments, spurred by the company’s announced acquisition of Whole Foods, also had a detrimental effect on a number of our names. Over the fiscal year, positions in Walt Disney and Kohl’s were added, while GM was eliminated. In Consumer Staples, profit recognition in Hershey helped lead to positive performance. In addition, three names were added to the sector, Procter & Gamble, Unilever, and Coca-Cola European Partners. All three companies should benefit from strong international exposure and relative category stability.

Financials

Despite the in-line performance of Financials in general, JP Morgan performed very well, outpacing the market and continuing to improve financial metrics that bode well for further dividend and earnings expansion. The sector is well positioned given the expected favorable regulatory climate, stronger economy, and measured interest rate increases.

Other Sectors

Energy was a positive contributor to performance over the previous 12 months, benefitting from avoidance of the Energy Equipment and Services group, but also by the outperformance of Kinder Morgan and Chevron. Telecommunications detracted from results through our holding in Verizon, as fear of interest rate increases and competitive pressures saw investors draw back from this yield-oriented mainstay. The absence of exposure to Utilities, Materials, and Real Estate was an additive decision for the Fund, as those sectors underperformed the market.

Continuity and the Importance of Active Management

The Fund has been managed by the same team, employing the same discipline rooted in fundamentals with a valuation awareness, since its inception. The investment environment has been challenging for a quality, low volatility equity portfolio. However, we believe conditions are favorable for our style, and are highly confident that our experienced and dedicated team will provide high-level results with overall lower portfolio risk.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

David Klaskin
Chief Investment Officer & Portfolio Manager

The views in this letter were as of July 1, 2017 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The S&P 500 measures the performance of primarily large cap U.S. stocks.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A, Class C, and Class K shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of U.S. small cap growth stocks. The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of May 31, 2017	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	6.82%	9.86%	6.36%	9.70%	01/03/94
Class C²	6.06%	9.06%	5.52%	7.23%	03/01/97
Class I3	7.23%	10.26%	6.63%	9.82%	12/29/09
Class K3	7.34%	10.33%	6.59%	9.80%	12/20/12
After deducting maximum sales charge
Class A¹	0.66%	8.57%	5.73%	9.42%	01/03/94
Class C²	5.08%	9.06%	5.52%	7.23%	03/01/97
Russell 2000 Growth Index	19.71%	14.36%	7.39%	7.29%	01/03/94
Russell 2000 Index	20.36%	14.04%	6.40%	8.88%	01/03/94

[1]
No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	Class I and Class K shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

The expense ratio for Class A shares was 1.40%, for Class C shares was 2.19%, for Class K shares was 0.94%, and the gross and net expense ratios for Class I shares were 1.12% and 1.07%, which were the amounts stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40%, 2.30%, 1.05%, and 0.92% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. This agreement is in effect until September 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge International Small Cap Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Small Cap Index measures the performance of primarily small cap foreign stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2017	1 Year	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	17.52%	16.29%	12/01/15
Class I²	18.13%	16.55%	09/30/15
After deducting maximum sales charge
Class A¹	10.94%	12.23%	12/01/15
MSCI EAFE Small Cap Index	16.71%	15.61%	09/30/15

*	The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.
¹
Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 2.43% and 1.50%, respectively, and for Class I shares were 2.12% and 1.25%, respectively, which were the amounts stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Oak Ridge International Small Cap Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dynamic Small Cap Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of primarily small cap U.S. stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2017	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A*¹	21.01%	8.32%	15.94%	14.28%	12/01/15
Class I²	21.29%	8.58%	16.23%	14.56%	11/01/08
After deducting maximum sales charge
Class A*¹	14.03%	6.20%	14.58%	13.49%	12/01/15
Russell 2000 Index	20.36%	8.00%	14.04%	13.10%	11/01/08

*	The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.
¹
Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

The Fund commenced investment operations on September 30, 2015 after the conversion of an account, the Algert Global U.S. Small Cap account (the “Predecessor Account”), into Class I shares of the Fund. The Predecessor Account commenced operations on November 1, 2008. Performance results shown in the graph and performance table above prior to September 30, 2015 reflect the performance of the Predecessor Account. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

Oak Ridge Dynamic Small Cap Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 38.28% and 1.41%, respectively, and for Class I shares were 36.45% and 1.16%, respectively, which were the amounts stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Disciplined Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 3000 Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Growth Index is a market capitalization weighted index and includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S. This index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Returns as of May 31, 2017	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Class I	5.15%	13.29%	10.58%	7/29/16
Russell 3000 Growth Index	5.86%	15.10%	15.12%	7/29/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for the Class I shares were 1.58% and 0.95%, respectively, which were stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) does not exceed 0.95% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until September 30, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Oak Ridge Disciplined Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index during the periods shown. The performance graph above is shown for the Fund’s Class A Shares; Class I and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Growth Index measures the performance of U.S. large cap growth stocks. The S&P 500 Index is a market weighted index composed of 500 large capitalization companies. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of May 31, 2017	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	15.38%	12.07%	5.35%	4.59%	03/01/99
Class C²	14.28%	11.06%	4.41%	3.72%	03/01/99
Class I3	15.39%	12.11%	5.49%	4.73%	08/10/04
After deducting maximum sales charge
Class A¹	8.72%	10.75%	4.72%	4.25%	03/01/99
Class C²	13.28%	11.06%	4.41%	3.72%	03/01/99
Russell 1000 Growth Index	20.27%	15.98%	8.77%	4.83%	03/01/99
S&P 500 Index	17.47%	15.42%	6.94%	5.73%	03/01/99

[1]
Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 1.55% and 1.21%, respectively, for Class C shares were 2.25% and 2.11%, respectively, and for Class I shares were 1.23% and 1.18%, respectively, which were the amounts stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20%, 2.10%, and 1.17% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until September 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dividend Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index measures the performance of primarily large cap U.S. stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2017	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	15.91%	7.75%	10.14%	06/28/13
Class I²	16.25%	8.04%	10.65%	06/28/13
After deducting maximum sales charge
Class A¹	9.27%	5.64%	8.49%	06/28/13
S&P 500 Index	17.47%	10.14%	13.28%	06/28/13

¹
Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 42.70% and 1.27%, respectively, and for Class I shares were 42.45% and 1.02%, respectively, which were the amounts stated in the current prospectus dated October 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Oak Ridge Dividend Growth Fund
FUND PERFORMANCE at May 31, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 94.7%
	CONSUMER DISCRETIONARY – 18.2%
1,580,000	American Eagle Outfitters, Inc.	$18,170,000
435,000	Bright Horizons Family Solutions, Inc.*	33,373,200
385,000	Burlington Stores, Inc.*	37,672,250
660,000	Core-Mark Holding Co., Inc.	22,473,000
700,000	Five Below, Inc.*	35,910,000
475,000	Hibbett Sports, Inc.*	11,020,000
230,000	LKQ Corp.*	7,242,700
875,000	Ollie's Bargain Outlet Holdings, Inc.*	36,006,250
780,000	Planet Fitness, Inc. - Class A	17,043,000
350,000	Pool Corp.	41,695,500
		260,605,900
	CONSUMER STAPLES – 3.3%
970,000	elf Beauty, Inc.*	23,735,900
650,000	Snyder's-Lance, Inc.	23,887,500
		47,623,400
	ENERGY – 1.6%
205,000	PDC Energy, Inc.*	10,180,300
360,000	RSP Permian, Inc.*	12,812,400
		22,992,700
	FINANCIALS – 4.5%
745,000	BankUnited, Inc.	24,704,200
690,000	PRA Group, Inc.*	24,012,000
370,000	Stifel Financial Corp.*	15,773,100
		64,489,300
	HEALTH CARE – 26.0%
285,000	ABIOMED, Inc.*	39,167,550
530,000	Acadia Healthcare Co., Inc.*	21,910,200
400,000	Aduro Biotech, Inc.*	4,000,000
1,100,000	Akorn, Inc.*	36,597,000
520,000	DBV Technologies S.A. - ADR*1	17,264,000
1,300,000	Depomed, Inc.*	13,624,000
1,050,000	Globus Medical, Inc. - Class A*	32,287,500
355,000	Ligand Pharmaceuticals, Inc.*	38,439,400
320,000	Nevro Corp.*	22,025,600
955,000	Omnicell, Inc.*	38,104,500
305,000	Pacira Pharmaceuticals, Inc.*	13,542,000
160,000	Penumbra, Inc.*	13,256,000
265,000	Prothena Corp. PLC*1	13,517,650
325,000	Retrophin, Inc.*	5,151,250
430,000	Sage Therapeutics, Inc.*	28,427,300

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
1,275,000	Spectranetics Corp.*	$34,425,000
		371,738,950
	INDUSTRIALS – 14.3%
575,000	A.O. Smith Corp.	31,550,250
625,000	Beacon Roofing Supply, Inc.*	30,143,750
715,000	Colfax Corp.*	29,000,400
70,000	John Bean Technologies Corp.	6,041,000
650,000	KEYW Holding Corp.*	5,986,500
245,000	Middleby Corp.*	31,448,200
130,000	Waste Connections, Inc.[1]	12,369,500
220,000	Watsco, Inc.	31,046,400
1,400,000	Welbilt, Inc.*	27,076,000
		204,662,000
	INFORMATION TECHNOLOGY – 24.0%
11,495	Alarm.com Holdings, Inc.*	374,162
340,000	Benefitfocus, Inc.*	10,812,000
80,000	BroadSoft, Inc.*	3,200,000
240,000	Cavium, Inc.*	17,512,800
605,000	Criteo S.A. - ADR*1	31,720,150
425,000	Electronics For Imaging, Inc.*	20,153,500
265,000	Ellie Mae, Inc.*	29,033,400
450,000	Envestnet, Inc.*	16,132,500
385,000	EPAM Systems, Inc.*	32,293,800
375,000	Euronet Worldwide, Inc.*	32,711,250
455,000	Fortinet, Inc.*	17,899,700
320,000	GrubHub, Inc.*	13,910,400
385,000	Inphi Corp.*	15,276,800
100,000	Littelfuse, Inc.	16,195,000
600,000	MAXIMUS, Inc.	37,248,000
385,000	Silicon Laboratories, Inc.*	28,798,000
200,000	WEX, Inc.*	20,432,000
		343,703,462
	REAL ESTATE – 2.8%
470,000	Education Realty Trust, Inc. - REIT	18,005,700
850,000	STAG Industrial, Inc. - REIT	22,933,000
		40,938,700
	TOTAL COMMON STOCKS (Cost $996,040,641)	1,356,754,412

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	MUTUAL FUNDS – 2.3%
2,539,625	Oak Ridge International Small Cap Fund - Class I2	$32,278,634

	TOTAL MUTUAL FUNDS (Cost $25,427,950)	32,278,634

	SHORT-TERM INVESTMENTS – 2.5%
35,361,496	Fidelity Investments Money Market Funds Government Portfolio –Institutional Class, 0.64%[3]	35,361,496

	TOTAL SHORT-TERM INVESTMENTS (Cost $35,361,496)	35,361,496

	TOTAL INVESTMENTS – 99.5% (Cost $1,056,830,087)	1,424,394,542
	Other Assets in Excess of Liabilities – 0.5%	7,639,377

	TOTAL NET ASSETS – 100.0%	$1,432,033,919

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Affiliated company.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	26.0%
Information Technology	24.0%
Consumer Discretionary	18.2%
Industrials	14.3%
Financials	4.5%
Consumer Staples	3.3%
Real Estate	2.8%
Energy	1.6%
Total Common Stocks	94.7%
Short-Term Investments	2.5%
Mutual Funds	2.3%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 97.4%
	AUSTRALIA – 2.0%
68,315	CSR Ltd.	$211,676
81,242	Mineral Resources Ltd.	609,707
72,130	Regis Resources Ltd.	175,260
19,329	Sandfire Resources NL	87,755
31,909	Southern Cross Media Group Ltd.	26,911
		1,111,309
	AUSTRIA – 0.7%
9,125	Oesterreichische Post A.G.	396,182

	BELGIUM – 1.1%
54,733	AGFA-Gevaert N.V.*	250,178
2,829	bpost S.A.	68,819
1,978	Cie d'Entreprises CFE	303,188
		622,185
	CHINA – 7.3%
732,000	China Communications Services Corp. Ltd. - Class H	434,920
349,000	Far East Consortium International Ltd.	177,353
226,000	Jiangsu Expressway Co., Ltd. - Class H	328,301
183,000	Jiangxi Copper Co., Ltd. - Class H	275,230
148,000	Kingboard Chemical Holdings Ltd.	546,031
1,042,400	Man Wah Holdings Ltd.	1,043,390
68,000	Melco International Development Ltd.	178,888
210,000	Sinopec Shanghai Petrochemical Co., Ltd. - Class H	123,425
110,300	Television Broadcasts Ltd.	415,433
384,000	Zhejiang Expressway Co., Ltd. - Class H	450,397
		3,973,368
	DENMARK – 1.4%
4,985	Dfds A/S	275,543
11,278	GN Store Nord A/S	344,054
1,490	Schouw & Co. A.B.	159,318
		778,915
	FINLAND – 0.7%
2,946	Cramo OYJ	85,812
42,723	Sponda OYJ	199,553
3,412	Valmet OYJ	66,385
		351,750
	FRANCE – 1.5%
52,868	Derichebourg S.A.	359,719
15,139	Metropole Television S.A.	360,533
2,379	Tarkett S.A.	118,709
		838,961

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	GERMANY – 5.4%
53,147	ADVA Optical Networking S.E.*	$598,814
3,660	Carl Zeiss Meditec A.G.	189,311
56,546	Deutz A.G.	458,618
6,824	Grammer A.G.	376,117
12,149	Jenoptik A.G.	338,663
4,375	Krones A.G.	544,786
4,375	Rheinmetall A.G.	419,857
		2,926,166
	GIBRALTAR – 0.6%
90,492	888 Holdings PLC	339,010

	ITALY – 4.3%
10,755	Amplifon S.p.A.	153,194
126,205	Beni Stabili S.p.A. SIIQ - REIT	86,268
16,725	Biesse S.p.A.	649,874
1,565	DiaSorin S.p.A.	121,216
36,465	Maire Tecnimont S.p.A.	152,791
7,739	Saras S.p.A.	18,726
9,770	Societa Cattolica di Assicurazioni SCRL	84,453
35,280	Sogefi S.p.A.*	203,310
210,434	Unipol Gruppo Finanziario S.p.A.	876,533
		2,346,365
	JAPAN – 34.4%
34,000	Alpine Electronics, Inc.	486,284
18,300	Arcs Co., Ltd.	395,908
30,500	Benesse Holdings, Inc.	1,119,481
17,400	BML, Inc.	355,227
27,000	Canon Marketing Japan, Inc.	565,111
14,800	Ci:z Holdings Co., Ltd.	481,752
192,000	Clarion Co., Ltd.	696,921
26,000	Daiwabo Holdings Co., Ltd.	95,079
18,300	Doutor Nichires Holdings Co., Ltd.	392,108
138,500	FIDEA Holdings Co., Ltd.	236,357
2,500	Fuji Soft, Inc.	73,815
30,500	Hokuhoku Financial Group, Inc.	448,068
5,200	J-Oil Mills, Inc.	189,219
37,500	JVC Kenwood Corp.	98,533
14,800	Kaga Electronics Co., Ltd.	272,480
17,400	Kanamoto Co., Ltd.	477,616
34,000	Kanematsu Corp.	66,619
12,200	Kohnan Shoji Co., Ltd.	234,416
13,900	Komeri Co., Ltd.	352,426

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
78,000	Kumagai Gumi Co., Ltd.	$242,275
52,000	Marudai Food Co., Ltd.	241,336
25,300	Miraca Holdings, Inc.	1,063,400
10,100	Modec, Inc.	231,457
11,000	NEC Networks & System Integration Corp.	244,433
20,900	NET One Systems Co., Ltd.	199,659
26,000	Nippo Corp.	528,921
78,000	Nippon Chemi-Con Corp.	278,898
78,000	Nippon Soda Co., Ltd.	397,219
7,800	Nishio Rent All Co., Ltd.	217,977
9,600	Nitto Kogyo Corp.	155,767
47,000	Osaki Electric Co., Ltd.	367,512
13,900	Plenus Co., Ltd.	289,170
154,200	Round One Corp.	1,588,643
20,900	Saizeriya Co., Ltd.	596,334
96,000	Sankyu, Inc.	598,971
88,500	Sega Sammy Holdings, Inc.	1,122,731
68,800	Seino Holdings Co., Ltd.	862,873
13,000	Shindengen Electric Manufacturing Co., Ltd.	64,443
25,100	Shinko Shoji Co., Ltd.	296,441
105,000	Shinmaywa Industries Ltd.	840,948
13,700	Tatsuta Electric Wire and Cable Co., Ltd.	68,036
21,800	Tokyo Dome Corp.	194,871
22,700	Toppan Forms Co., Ltd.	237,556
70,000	Toshiba TEC Corp.	388,081
4,100	TV Asahi Holdings Corp.	71,745
12,200	Yuasa Trading Co., Ltd.	374,537
		18,801,654
	MALTA – 1.6%
78,474	Kindred Group PLC	842,850

	NETHERLANDS – 2.2%
22,224	BE Semiconductor Industries N.V.	1,188,842

	NORWAY – 1.6%
6,432	Atea A.S.A.	78,408
47,708	Grieg Seafood A.S.A.	357,981
17,021	Salmar A.S.A.	460,713
		897,102
	SINGAPORE – 1.7%
101,200	Venture Corp. Ltd.	945,665

	SPAIN – 1.4%
54,968	Mediaset Espana Comunicacion S.A.	738,196

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWEDEN – 6.8%
53,058	Axfood A.B.	$887,617
12,983	Intrum Justitia A.B.	439,469
13,962	Loomis A.B. - Class B	526,101
33,380	NCC A.B. - B Shares	933,261
52,510	Peab A.B.	622,889
15,635	Wihlborgs Fastigheter A.B.	319,845
		3,729,182
	SWITZERLAND – 7.6%
2,693	Bobst Group S.A.	271,635
715	dormakaba Holding A.G.	645,537
270	Forbo Holding A.G.	445,726
1,691	Georg Fischer A.G.	1,594,805
837	Inficon Holding A.G.	438,116
6,479	Kardex A.G.	690,309
489	Tecan Group A.G.	92,439
		4,178,567
	UNITED KINGDOM – 15.1%
585	ASOS PLC*	48,369
272,984	Booker Group PLC	701,718
29,144	Dialog Semiconductor PLC*	1,391,232
108,097	Electrocomponents PLC	816,891
38,531	Greggs PLC	540,655
425,278	Hays PLC	914,559
31,070	Inchcape PLC	327,074
130,740	Pagegroup PLC	793,267
10,275	PayPoint PLC	125,177
240,377	QinetiQ Group PLC	966,959
58,707	Redrow PLC	423,982
2,759	Spectris PLC	92,891
149,557	Stagecoach Group PLC	407,567
31,489	WH Smith PLC	723,829
		8,274,170
	TOTAL COMMON STOCKS (Cost $47,497,555)	53,280,439

	SHORT-TERM INVESTMENTS – 5.6%
3,039,219	Fidelity Investments Money Market Funds Government Portfolio –Institutional Class, 0.64%[1]	3,039,219

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,039,219)	3,039,219

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Value

TOTAL INVESTMENTS – 103.0% (Cost $50,536,774)	$56,319,658
Liabilities in Excess of Other Assets – (3.0)%	(1,618,906)

TOTAL NET ASSETS – 100.0%	$54,700,752

PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	33.4%
Consumer Discretionary	27.1%
Information Technology	15.9%
Consumer Staples	7.1%
Health Care	4.7%
Materials	3.5%
Financials	3.0%
Real Estate	1.4%
Telecommunication Services	0.8%
Energy	0.5%
Total Common Stocks	97.4%
Short-Term Investments	5.6%
Total Investments	103.0%
Liabilities in Excess of Other Assets	(3.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 96.5%
	CONSUMER DISCRETIONARY – 13.3%
290	American Axle & Manufacturing Holdings, Inc.*	$4,382
150	Cooper-Standard Holding, Inc.*	16,201
340	Discovery Communications, Inc. - Class A*	9,010
260	Francesca's Holdings Corp.*	3,292
90	Hooker Furniture Corp.	3,861
160	International Speedway Corp. - Class A	5,648
330	K12, Inc.*	6,214
270	La-Z-Boy, Inc.	7,155
140	Lifetime Brands, Inc.	2,576
380	M/I Homes, Inc.*	10,712
590	Malibu Boats, Inc. - Class A*	14,308
420	Marcus Corp.	13,860
144	MarineMax, Inc.*	2,599
750	MCBC Holdings, Inc.	14,422
510	Office Depot, Inc.	2,606
490	Sinclair Broadcast Group, Inc. - Class A	15,876
610	Stoneridge, Inc.*	9,431
540	Taylor Morrison Home Corp. - Class A*	12,555
420	Tower International, Inc.	9,744
		164,452
	CONSUMER STAPLES – 7.2%
770	Central Garden & Pet Co. - Class A*	22,261
1,500	Darling Ingredients, Inc.*	23,505
120	Dean Foods Co.	2,189
70	Ingles Markets, Inc. - Class A	2,562
420	Landec Corp.*	5,880
550	Omega Protein Corp.	9,597
230	Pilgrim's Pride Corp.*	5,352
222	SpartanNash Co.	6,616
160	USANA Health Sciences, Inc.*	10,304
		88,266
	ENERGY – 2.7%
280	Archrock, Inc.	2,940
110	Delek U.S. Holdings, Inc.	2,697
350	Evolution Petroleum Corp.	2,555
400	Exterran Corp.*	11,280
600	McDermott International, Inc.*1	3,726
440	Pacific Ethanol, Inc.*	2,596
140	RigNet, Inc.*	2,345
140	Unit Corp.*	2,496

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	ENERGY (Continued)
360	Westmoreland Coal Co.*	$2,365
		33,000
	FINANCIALS – 10.9%
530	American Equity Investment Life Holding Co.	13,282
610	Banco Latinoamericano de Comercio Exterior S.A. - Class E1	16,470
130	Charter Financial Corp.	2,327
460	Enova International, Inc.*	6,118
410	First BanCorp*1	2,128
390	Flagstar Bancorp, Inc.*	11,267
100	Guaranty Bancorp	2,525
90	Horizon Bancorp	2,290
200	Houlihan Lokey, Inc.	6,714
120	MainSource Financial Group, Inc.	3,886
420	Meridian Bancorp, Inc.	6,804
260	NMI Holdings, Inc. - Class A*	2,704
550	OceanFirst Financial Corp.	14,575
700	OFG Bancorp[1]	6,545
140	Opus Bank	3,010
170	Popular, Inc.[1]	6,324
40	Republic Bancorp, Inc. - Class A	1,387
710	Seacoast Banking Corp. of Florida*	16,018
130	Third Point Reinsurance Ltd.*1	1,709
240	Universal Insurance Holdings, Inc.	5,916
110	Univest Corp. of Pennsylvania	3,030
		135,029
	HEALTH CARE – 13.8%
780	AngioDynamics, Inc.*	11,762
4,990	Arena Pharmaceuticals, Inc.*	6,487
90	BioSpecifics Technologies Corp.*	4,665
153	Civitas Solutions, Inc.*	2,410
420	CorVel Corp.*	19,572
260	Cutera, Inc.*	5,928
130	Exactech, Inc.*	3,939
80	FibroGen, Inc.*	2,104
130	Genomic Health, Inc.*	4,129
150	LeMaitre Vascular, Inc.	4,584
130	LHC Group, Inc.*	7,826
660	Luminex Corp.	13,371
240	Magellan Health, Inc.*	16,500
66	Orthofix International N.V.*1	2,750
320	Phibro Animal Health Corp. - Class A	11,280

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
220	PRA Health Sciences, Inc.*	$15,895
924	Quality Systems, Inc.*	14,193
320	RadNet, Inc.*	2,304
460	SciClone Pharmaceuticals, Inc.*	4,370
980	Vanda Pharmaceuticals, Inc.*	13,475
120	Xencor, Inc.*	2,460
		170,004
	INDUSTRIALS – 16.6%
1,149	ACCO Brands Corp.*	13,041
140	Aegion Corp.*	2,771
70	Apogee Enterprises, Inc.	3,730
100	Applied Industrial Technologies, Inc.	6,175
190	ArcBest Corp.	3,572
50	Argan, Inc.	2,953
100	Astec Industries, Inc.	5,597
1,100	Continental Building Products, Inc.*	26,840
324	Forward Air Corp.	16,890
50	Global Brass & Copper Holdings, Inc.	1,515
310	Harsco Corp.*	4,619
9	Herman Miller, Inc.	284
170	ICF International, Inc.*	7,998
609	Kimball International, Inc. - Class B	10,463
200	MasTec, Inc.*	8,480
240	McGrath RentCorp	7,961
22	Miller Industries, Inc.	563
270	MYR Group, Inc.*	7,927
134	Quad/Graphics, Inc.	2,984
70	SP Plus Corp.*	2,065
1,010	Steelcase, Inc. - Class A	16,917
820	Swift Transportation Co.*	19,639
300	TriNet Group, Inc.*	9,279
250	TrueBlue, Inc.*	6,712
280	Vectrus, Inc.*	8,260
242	Wabash National Corp.	4,838
310	YRC Worldwide, Inc.*	2,849
		204,922
	INFORMATION TECHNOLOGY – 21.2%
1,640	Amkor Technology, Inc.*	18,598
570	Care.com, Inc.*	8,761
230	Ciena Corp.*	5,400
910	Cohu, Inc.	16,680

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
420	Control4 Corp.*	$8,337
710	Convergys Corp.	17,260
410	CSG Systems International, Inc.	16,355
1,120	DHI Group, Inc.*	3,192
340	EVERTEC, Inc.[1]	5,610
770	Extreme Networks, Inc.*	7,415
190	Fabrinet*1	6,694
280	GoDaddy, Inc.*	11,519
130	Hackett Group, Inc.	1,906
360	Kemet Corp.*	4,968
430	Kimball Electronics, Inc.*	7,482
650	Kulicke & Soffa Industries, Inc.*	14,397
170	LogMeIn, Inc.	18,870
90	ManTech International Corp. - Class A	3,447
450	NeoPhotonics Corp.*	4,055
300	Net 1 UEPS Technologies, Inc.*	2,784
140	PCM, Inc.*	2,758
1,000	Progress Software Corp.	29,200
710	Travelport Worldwide Ltd.[1]	9,585
1,030	TTM Technologies, Inc.*	16,727
330	Web.com Group, Inc.*	7,508
1,320	Xcerra Corp.*	12,817
		262,325
	MATERIALS – 8.3%
160	Chase Corp.	16,880
590	Greif, Inc. - Class A	35,075
320	KMG Chemicals, Inc.	17,898
200	Koppers Holdings, Inc.*	7,210
430	Rayonier Advanced Materials, Inc.	7,478
280	Trinseo S.A.[1]	18,046
		102,587
	REAL ESTATE – 2.5%
410	First Industrial Realty Trust, Inc. - REIT	11,841
150	PS Business Parks, Inc. - REIT	18,942
		30,783
	TOTAL COMMON STOCKS (Cost $1,116,529)	1,191,368

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	EXCHANGE-TRADED FUNDS – 1.0%
94	iShares Russell 2000 ETF	$12,814

	TOTAL EXCHANGE-TRADED FUNDS (Cost $12,765)	12,814

	SHORT-TERM INVESTMENTS – 4.1%
50,593	Fidelity Investments Money Market Funds Government Portfolio –Institutional Class, 0.64%[2]	50,593

	TOTAL SHORT-TERM INVESTMENTS (Cost $50,593)	50,593

	TOTAL INVESTMENTS – 101.6% (Cost $1,179,887)	1,254,775
	Liabilities in Excess of Other Assets – (1.6)%	(20,137)

	TOTAL NET ASSETS – 100.0%	$1,234,638

ETF – Exchange-Traded Fund
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	21.2%
Industrials	16.6%
Health Care	13.8%
Consumer Discretionary	13.3%
Financials	10.9%
Materials	8.3%
Consumer Staples	7.2%
Energy	2.7%
Real Estate	2.5%
Total Common Stocks	96.5%
Exchange-Traded Funds	1.0%
Short-Term Investments	4.1%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 95.9%
	CONSUMER DISCRETIONARY – 17.3%
11	Amazon.com, Inc.*	$10,941
156	Comcast Corp. - Class A	6,504
44	Dick's Sporting Goods, Inc.	1,810
64	LKQ Corp.*	2,015
3	Priceline Group, Inc.*	5,631
100	Ross Stores, Inc.	6,392
60	Starbucks Corp.	3,817
29	Ulta Beauty, Inc.*	8,840
48	VF Corp.	2,582
		48,532
	CONSUMER STAPLES – 6.5%
57	Church & Dwight Co., Inc.	2,945
38	Costco Wholesale Corp.	6,856
76	Mondelez International, Inc. - Class A	3,541
42	PepsiCo, Inc.	4,908
		18,250
	ENERGY – 0.8%
26	EOG Resources, Inc.	2,348

	FINANCIALS – 1.8%
85	Intercontinental Exchange, Inc.	5,116

	HEALTH CARE – 20.3%
30	Acadia Healthcare Co., Inc.*	1,240
53	Acceleron Pharma, Inc.*	1,352
156	Akorn, Inc.*	5,190
31	Alexion Pharmaceuticals, Inc.*	3,039
9	Biogen, Inc.*	2,230
37	Cardinal Health, Inc.	2,749
54	Celgene Corp.*	6,178
81	Danaher Corp.	6,880
88	Depomed, Inc.*	922
75	Eli Lilly & Co.	5,968
36	Gilead Sciences, Inc.	2,336
21	Incyte Corp.*	2,716
14	Nevro Corp.*	964
23	Sage Therapeutics, Inc.*	1,520
29	Shire PLC - ADR[1]	5,009
49	UnitedHealth Group, Inc.	8,584
		56,877
	INDUSTRIALS – 12.0%
11	Acuity Brands, Inc.	1,792

Oak Ridge Disciplined Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
84	AMETEK, Inc.	$5,126
41	Fortive Corp.	2,561
43	Illinois Tool Works, Inc.	6,073
15	TransDigm Group, Inc.	4,021
33	Verisk Analytics, Inc. - Class A*	2,669
96	Waste Connections, Inc.[1]	9,134
43	XPO Logistics, Inc.*	2,262
		33,638
	INFORMATION TECHNOLOGY – 35.1%
15	Alliance Data Systems Corp.	3,617
9	Alphabet, Inc. - Class A*	8,884
10	Alphabet, Inc. - Class C*	9,649
42	ANSYS, Inc.*	5,306
128	Apple, Inc.	19,553
61	Cognizant Technology Solutions Corp. - Class A	4,082
43	Criteo S.A. - ADR* 1	2,254
69	EPAM Systems, Inc.*	5,788
56	Facebook, Inc. - Class A*	8,482
57	Fortinet, Inc.*	2,242
84	Intel Corp.	3,033
63	MAXIMUS, Inc.	3,911
197	Microsoft Corp.	13,758
85	Visa, Inc. - Class A	8,095
		98,654
	MATERIALS – 2.1%
45	Ecolab, Inc.	5,978

	TOTAL COMMON STOCKS (Cost $235,180)	269,393

	SHORT-TERM INVESTMENTS – 19.2%
53,852	Fidelity Investments Money Market Funds Government Portfolio –Institutional Class, 0.64%[2]	53,852

	TOTAL SHORT-TERM INVESTMENTS (Cost $53,852)	53,852

	TOTAL INVESTMENTS – 115.1% (Cost $289,032)	323,245
	Liabilities in Excess of Other Assets – (15.1)%	(42,422)

	TOTAL NET ASSETS – 100.0%	$280,823

ADR – American Depository Receipt

Oak Ridge Disciplined Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	35.1%
Health Care	20.3%
Consumer Discretionary	17.3%
Industrials	12.0%
Consumer Staples	6.5%
Materials	2.1%
Financials	1.8%
Energy	0.8%
Total Common Stocks	95.9%
Short-Term Investments	19.2%
Total Investments	115.1%
Liabilities in Excess of Other Assets	(15.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 94.3%
	CONSUMER DISCRETIONARY – 19.6%
2,750	Amazon.com, Inc.*	$2,735,205
1,870	Chipotle Mexican Grill, Inc.*	892,645
11,325	Home Depot, Inc.	1,738,501
33,755	LKQ Corp.*	1,062,945
770	Priceline Group, Inc.*	1,445,359
14,730	Starbucks Corp.	936,975
15,610	Time Warner, Inc.	1,553,039
14,185	TJX Cos., Inc.	1,066,854
11,655	VF Corp.	627,039
10,225	Walt Disney Co.	1,103,686
		13,162,248
	CONSUMER STAPLES – 8.9%
8,684	Constellation Brands, Inc. - Class A	1,587,001
8,795	Costco Wholesale Corp.	1,586,882
27,925	Mondelez International, Inc. - Class A	1,301,026
12,975	PepsiCo, Inc.	1,516,388
		5,991,297
	ENERGY – 1.5%
7,255	EOG Resources, Inc.	655,199
17,590	Kinder Morgan, Inc.	329,988
		985,187
	FINANCIALS – 2.2%
24,735	Intercontinental Exchange, Inc.	1,488,800

	HEALTH CARE – 17.9%
7,365	Alexion Pharmaceuticals, Inc.*	721,991
2,090	Biogen, Inc.*	517,839
16,930	Cardinal Health, Inc.	1,257,730
18,140	Celgene Corp.*	2,075,397
19,350	Danaher Corp.	1,643,589
21,000	Eli Lilly & Co.	1,670,970
9,675	Incyte Corp.*	1,251,268
6,925	Shire PLC - ADR[1]	1,196,086
9,895	UnitedHealth Group, Inc.	1,733,406
		12,068,276
	INDUSTRIALS – 7.9%
4,945	Acuity Brands, Inc.	805,590
24,845	Fortive Corp.	1,551,570
12,645	Illinois Tool Works, Inc.	1,785,727
9,235	Middleby Corp.*	1,185,405
		5,328,292

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY – 34.1%
3,190	Alphabet, Inc. - Class A*	$3,148,817
1,870	Alphabet, Inc. - Class C*	1,804,288
33,535	Apple, Inc.	5,122,807
5,495	Broadcom Ltd.[1]	1,315,943
11,545	Cognizant Technology Solutions Corp. - Class A	772,476
12,975	Facebook, Inc. - Class A*	1,965,193
25,285	Intel Corp.	913,041
9,345	MasterCard, Inc. - Class A	1,148,314
42,110	Microsoft Corp.	2,940,962
10,885	salesforce.com, Inc.*	975,731
29,465	Visa, Inc. - Class A	2,805,952
		22,913,524
	MATERIALS – 2.2%
10,995	Ecolab, Inc.	1,460,576

	TOTAL COMMON STOCKS (Cost $38,256,402)	63,398,200

	SHORT-TERM INVESTMENTS – 5.8%
3,889,454	Fidelity Investments Money Market Funds Government Portfolio –Institutional Class, 0.64%[2]	3,889,454

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,889,454)	3,889,454

	TOTAL INVESTMENTS – 100.1% (Cost $42,145,856)	67,287,654
	Liabilities in Excess of Other Assets – (0.1)%	(76,800)

	TOTAL NET ASSETS – 100.0%	$67,210,854

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	34.1%
Consumer Discretionary	19.6%
Health Care	17.9%
Consumer Staples	8.9%
Industrials	7.9%
Financials	2.2%
Materials	2.2%
Energy	1.5%
Total Common Stocks	94.3%
Short-Term Investments	5.8%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS – 95.8%
	CONSUMER DISCRETIONARY – 14.1%
108	Home Depot, Inc.	$16,579
355	Kohl's Corp.	13,642
190	Time Warner, Inc.	18,903
161	VF Corp.	8,662
119	Walt Disney Co.	12,845
		70,631
	CONSUMER STAPLES – 17.9%
347	Coca-Cola European Partners PLC[1]	14,241
83	Kraft Heinz Co.	7,653
249	Mondelez International, Inc. - Class A	11,601
186	PepsiCo, Inc.	21,738
224	Procter & Gamble Co.	19,732
267	Unilever PLC - ADR[1]	14,850
		89,815
	ENERGY – 6.4%
120	Chevron Corp.	12,417
156	Exxon Mobil Corp.	12,558
380	Kinder Morgan, Inc.	7,129
		32,104
	FINANCIALS – 13.8%
58	BlackRock, Inc.	23,736
169	CME Group, Inc.	19,822
313	JPMorgan Chase & Co.	25,713
		69,271
	HEALTH CARE – 11.9%
215	Cardinal Health, Inc.	15,972
175	Eli Lilly & Co.	13,925
102	Stryker Corp.	14,582
86	UnitedHealth Group, Inc.	15,066
		59,545
	INDUSTRIALS – 7.7%
104	Boeing Co.	19,513
136	Illinois Tool Works, Inc.	19,206
		38,719
	INFORMATION TECHNOLOGY – 21.2%
240	Apple, Inc.	36,662
169	Automatic Data Processing, Inc.	17,301
463	Cisco Systems, Inc.	14,598
514	Intel Corp.	18,561

Oak Ridge Dividend Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY (Continued)
274	Microsoft Corp.	$19,136
		106,258
	TELECOMMUNICATION SERVICES – 2.8%
294	Verizon Communications, Inc.	13,712

	TOTAL COMMON STOCKS (Cost $373,349)	480,055

	SHORT-TERM INVESTMENTS – 8.6%
43,050	Fidelity Investments Money Market Funds Government Portfolio – Institutional Class, 0.64%[2]	43,050

	TOTAL SHORT-TERM INVESTMENTS (Cost $43,050)	43,050

	TOTAL INVESTMENTS – 104.4% (Cost $416,399)	523,105
	Liabilities in Excess of Other Assets – (4.4)%	(21,964)

	TOTAL NET ASSETS – 100.0%	$501,141

ADR – American Depository Receipt
PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Information Technology	21.2%
Consumer Staples	17.9%
Consumer Discretionary	14.1%
Financials	13.8%
Health Care	11.9%
Industrials	7.7%
Energy	6.4%
Telecommunication Services	2.8%
Total Common Stocks	95.8%
Short-Term Investments	8.6%
Total Investments	104.4%
Liabilities in Excess of Other Assets	(4.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2017

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund
Assets:
Investments, at cost	$1,031,402,137	$50,536,774	$1,179,887
Investments in affiliated issuers, at cost	25,427,950	-	-
Total investments, at cost	1,056,830,087	50,536,774	1,179,887

Investments, at value	$1,392,115,908	$56,319,658	$1,254,775
Investments in affiliated issuers, at value	32,278,634	-	-
Total investments, at value	1,424,394,542	56,319,658	1,254,775

Receivables:
Investment securities sold	21,695,556	907,079	-
Fund shares sold	683,380	81,687	735
Dividends and interest	223,971	206,484	772
Due from Advisor	-	-	5,558
Prepaid expenses	10,251	13,373	14,673
Total assets	1,447,007,700	57,528,281	1,276,513

Liabilities:
Payables:
Investment securities purchased	8,582,776	2,704,488	-
Fund shares redeemed	4,005,831	18,228	-
Advisory fees	1,285,866	27,358	-
Transfer agent fees and expenses (Note 2)	628,625	7,009	5,869
Distribution fees - Class A (Note 8)	50,915	938	14
Distribution fees - Class C (Note 8)	42,177	-	-
Fund administration fees	100,509	4,284	4,404
Fund accounting fees	38,200	11,052	3,612
Custody fees	26,420	16,953	1,502
Auditing fees	17,287	17,880	17,880
Trustees' fees and expenses	2,851	1,192	299
Chief Compliance Officer fees	911	1,922	1,245
Shareholder servicing fees (Note 7)	-	3,848	1,019
Accrued other expenses	191,413	12,377	6,031
Total liabilities	14,973,781	2,827,529	41,875

Net Assets	$1,432,033,919	$54,700,752	$1,234,638

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$957,087,030	$46,056,245	$1,072,373
Accumulated net investment income (loss)	(4,727,843)	272,616	-
Accumulated net realized gain on investments and
foreign currency transactions	112,110,277	2,588,290	87,377
Net unrealized appreciation on:
Investments	360,713,771	5,782,884	74,888
Foreign currency translations	-	717	-
Net unrealized appreciation on affiliated issuers	6,850,684	-	-
Net Assets	$1,432,033,919	$54,700,752	$1,234,638

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of May 31, 2017

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$242,298,609	$4,811,917	$67,596
Shares of beneficial interest issued and outstanding	7,092,686	379,075	5,617
Redemption price per share*	34.16	12.69	12.03
Maximum sales charge (5.75% of offering price)**	2.08	0.77	0.73
Maximum offering price to public	$36.24	$13.46	$12.76

Class C Shares:
Net assets applicable to shares outstanding	$46,076,571	$-	$-
Shares of beneficial interest issued and outstanding	1,733,453	-	-
Redemption price per share***	$26.58	$-	$-

Class I Shares:
Net assets applicable to shares outstanding	$1,040,256,226	$49,888,835	$1,167,042
Shares of beneficial interest issued and outstanding	29,511,661	3,926,349	96,659
Redemption price per share	$35.25	$12.71	$12.07

Class K Shares:
Net assets applicable to shares outstanding	$103,402,513	$-	$-
Shares of beneficial interest issued and outstanding	2,952,719	-	-
Redemption price per share	$35.02	$-	$-

*
No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% may be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2017

	Oak Ridge Disciplined Growth Fund[1]	Oak Ridge Large Cap Growth Fund	Oak Ridge Dividend Growth Fund
Assets:
Investments, at cost	$289,032	$42,145,856	$416,399
Investments, at value	$323,245	$67,287,654	$523,105

Receivables:
Fund shares sold	-	12,173	-
Dividends and interest	238	74,237	1,421
Due from Advisor	-	-	13,966
Prepaid expenses	20,089	1,281	2,689
Prepaid offering costs	3,070	-	-
Total assets	346,642	67,375,345	541,181

Liabilities:
Payables:
Fund shares redeemed	-	7,444	-
Advisory fees	-	24,027	-
Transfer agent fees and expenses (Note 2)	4,848	40,645	3,323
Distribution fees - Class A (Note 8)	-	8,215	26
Distribution fees - Class C (Note 8)	-	12,523	-
Fund administration fees	3,784	15,585	4,401
Fund accounting fees	3,581	6,053	3,975
Custody fees	2,202	4,899	1,148
Auditing fees	17,386	18,948	18,277
Trustees' fees and expenses	187	577	525
Chief Compliance Officer fees	563	2,849	789
Shareholder servicing fees (Note 7)	308	-	825
Offering costs - Advisor	25,097	-	-
Accrued other expenses	7,863	22,726	6,751
Total liabilities	65,819	164,491	40,040

Net Assets	$280,823	$67,210,854	$501,141

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$264,042	$42,156,618	$389,330
Accumulated net investment income (loss)	114	(30,307)	1,478
Accumulated net realized gain (loss) on investments
foreign currency transactions	(17,546)	(57,255)	3,627
Net unrealized appreciation on:
Investments	34,213	25,141,798	106,706
Net Assets	$280,823	$67,210,854	$501,141

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of May 31, 2017

	Oak Ridge Disciplined Growth Fund[1]	Oak Ridge Large Cap Growth Fund	Oak Ridge Dividend Growth Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$-	$40,399,167	$129,384
Shares of beneficial interest issued and outstanding	-	1,771,353	9,520
Redemption price per share*	-	22.81	13.59
Maximum sales charge (5.75% of offering price)**	-	1.39	0.83
Maximum offering price to public	$-	$24.20	$14.42

Class C Shares:
Net assets applicable to shares outstanding	$-	$13,250,831	$-
Shares of beneficial interest issued and outstanding	-	649,206	-
Redemption price per share***	$-	$20.41	$-

Class I Shares:
Net assets applicable to shares outstanding	$280,823	$13,560,856	$371,757
Shares of beneficial interest issued and outstanding	25,455	583,523	27,165
Redemption price per share	$11.03	$23.24	$13.69

*
No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% may be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.
[1]	The Disciplined Growth Fund commenced operations on July 29, 2016.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Periods Ended May 31, 2017

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund
Investment Income:
Dividends (net of foreign withholding taxes of $34,350, $91,217 and $0, respectively)	$7,150,094	$866,738	$9,368
Dividends from affiliated regulated investment companies	321,600	-	-
Interest	233,284	5,375	217
Total investment income	7,704,978	872,113	9,585

Expenses:
Advisory fees	15,157,092	352,846	9,305
Transfer agent fees and expenses	-	40,257	36,756
Transfer agent fees and expenses - Class A (Note 2)	786,684	-	-
Transfer agent fees and expenses - Class C (Note 2)	121,720	-	-
Transfer agent fees and expenses - Class I (Note 2)	2,143,182	-	-
Transfer agent fees and expenses - Class K (Note 2)	10,689	-	-
Distribution fees - Class A (Note 8)	747,017	5,272	135
Distribution fees - Class C (Note 8)	607,514	-	-
Fund administration fees	756,592	40,109	32,768
Shareholder reporting fees	330,936	3,372	2,025
Fund accounting fees	221,019	78,077	28,573
Registration fees	169,797	44,187	34,137
Custody fees	151,050	76,344	10,839
Miscellaneous	74,036	7,682	5,390
Legal fees	55,087	11,983	10,319
Insurance fees	19,550	1,284	1,201
Auditing fees	17,594	17,880	17,880
Trustees' fees and expenses	15,598	7,504	6,453
Chief Compliance Officer fees	5,052	4,306	1,627
Offering costs	-	7,388	7,397
Shareholder servicing fees (Note 7)	-	2,248	1,033

Total expenses	21,390,209	700,739	205,838
Less fees waived and expenses reimbursed	(652,746)	(254,436)	(193,816)
Affiliated fund fee waived (Note 4)	(234,463)	-	-
Net expenses	20,503,000	446,303	12,022
Net investment income (loss)	(12,798,022)	425,810	(2,437)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Affiliated Issuers:
Net realized gain (loss) on:
Investments	165,391,235	2,828,565	122,184
Foreign currency transactions	-	(4,602)	-
Net realized gain (loss)	165,391,235	2,823,963	122,184

Capital gain distributions from affiliated regulated investment companies	106,350	-	-

Net change in unrealized appreciation/depreciation on:
Investments	(23,420,063)	3,364,001	62,681
Foreign currency translations	-	(559)	-
Affiliated issuers	4,525,684	-	-
Net change in unrealized appreciation/depreciation	(18,894,379)	3,363,442	62,681
Net realized and unrealized gain on investments,
foreign currency and affiliated issuers	146,603,206	6,187,405	184,865

Net Increase in Net Assets from Operations	$133,805,184	$6,613,215	$182,428

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Periods Ended May 31, 2017

	Oak Ridge Disciplined Growth Fund[1]	Oak Ridge Large Cap Growth Fund	Oak Ridge Dividend Growth Fund
Investment Income:
Dividends (net of foreign withholding taxes of $11, $0 and $0, respectively)	$4,119	$796,782	$12,416
Interest	187	10,350	142
Total investment income	4,306	807,132	12,558

Expenses:
Advisory fees	2,380	503,064	3,531
Transfer agent fees and expenses	18,700	-	36,700
Transfer agent fees and expenses - Class A (Note 2)	-	106,560	-
Transfer agent fees and expenses - Class C (Note 2)	-	13,932	-
Transfer agent fees and expenses - Class I (Note 2)	-	20,739	-
Distribution fees - Class A (Note 8)	-	95,718	312
Distribution fees - Class C (Note 8)	-	152,548	-
Fund administration fees	23,113	48,112	32,801
Shareholder reporting fees	5,946	14,752	2,751
Fund accounting fees	17,720	33,986	24,505
Registration fees	19,009	72,664	14,256
Custody fees	9,164	13,416	7,468
Miscellaneous	5,432	5,704	4,992
Legal fees	9,830	18,715	13,775
Insurance fees	1,000	2,396	1,216
Auditing fees	17,386	18,871	17,577
Trustees' fees and expenses	4,998	6,122	6,260
Chief Compliance Officer fees	2,915	4,633	4,568
Offering costs	16,356	-	-
Shareholder servicing fees (Note 7)	338	-	235

Total expenses	154,287	1,131,932	170,947
Less fees waived and expenses reimbursed	(151,058)	(193,837)	(165,928)
Net expenses	3,229	938,095	5,019
Net investment income (loss)	1,077	(130,963)	7,539

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Affiliated Issuers:
Net realized gain (loss) on:
Investments	(17,705)	5,487,064	8,301
Net realized gain (loss)	(17,705)	5,487,064	8,301

Net change in unrealized appreciation/depreciation on:
Investments	34,213	4,000,236	54,877
Net change in unrealized appreciation/depreciation	34,213	4,000,236	54,877
Net realized and unrealized gain on investments,
foreign currency and affiliated issuers	16,508	9,487,300	63,178

Net Increase in Net Assets from Operations	$17,585	$9,356,337	$70,717

[1]	The Disciplined Growth Fund commenced operations on July 29, 2016.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(12,798,022)	$(18,167,370)
Net realized gain on investments	165,391,235	93,643,481
Capital gain distributions from regulated investment companies	106,350	-
Net change in unrealized appreciation/depreciation on investments and
affiliated issuers	(18,894,379)	(389,795,183)
Net increase (decrease) in net assets resulting from operations	133,805,184	(314,319,072)

Distributions to Shareholders:
From net realized gain:
Class A	(17,857,609)	(24,925,494)
Class C	(4,610,236)	(6,277,647)
Class I1	(72,554,446)	(107,371,263)
Class K	(9,720,377)	(7,709,255)
Total distributions to shareholders	(104,742,668)	(146,283,659)

Capital Transactions:
Net proceeds from shares sold:
Class A	30,858,279	80,318,940
Class C	2,240,192	8,234,433
Class I1	281,049,316	506,372,211
Class K	60,341,131	57,584,798
Reinvestment of distributions:
Class A	16,658,106	23,333,130
Class C	3,957,491	5,277,020
Class I1	69,456,408	103,616,318
Class K	8,997,580	6,142,657
Cost of shares redeemed:
Class A	(165,578,273)	(130,733,297)
Class C	(30,336,675)	(18,751,603)
Class I1	(992,606,093)	(459,559,920)
Class K	(109,017,343)	(28,620,512)
Net increase (decrease) in net assets from capital transactions	(823,979,881)	153,214,175

Total decrease in net assets	(794,917,365)	(307,388,556)

Net Assets:
Beginning of period	2,226,951,284	2,534,339,840
End of period	$1,432,033,919	$2,226,951,284

Accumulated net investment loss	$(4,727,843)	$(6,255,495)

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016

Capital Share Transactions:
Shares sold:
Class A	897,228	2,209,117
Class C	83,284	274,687
Class I1	7,870,660	13,558,708
Class K	1,692,653	1,591,392
Shares reinvested:
Class A	497,554	671,457
Class C	151,454	189,889
Class I1	2,013,813	2,910,571
Class K	262,780	173,915
Shares redeemed:
Class A	(4,800,709)	(3,692,825)
Class C	(1,124,284)	(666,578)
Class I1	(27,822,613)	(12,777,098)
Class K	(3,086,594)	(793,662)
Net increase (decrease) in capital share transactions	(23,364,774)	3,649,573

[1]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2017	For the Period September 30, 2015* through May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$425,810	$168,666
Net realized gain (loss) on investments and foreign currency transactions	2,823,963	(189,054)
Net change in unrealized appreciation/depreciation on investments and
foreign currency translations	3,363,442	2,420,159
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	-	87,580
Net increase in net assets resulting from operations	6,613,215	2,487,351

Distributions to Shareholders:
From net investment income:
Class A	(14,752)	-
Class I	(339,523)	-
From net realized gain:
Class A	(5,723)	-
Class I	(112,277)	-
Total distributions to shareholders	(472,275)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	3,202,335	2,143,545
Class I	15,530,479	25,961,127
Reinvestment of Distributions:
Class A	20,475	-
Class I	451,799	-
Cost of shares redeemed:
Class A	(940,492)	(17,280)
Class I	(286,822)	-
Contribution to capital from affiliate:
Class A	-	3,779
Class I	-	3,516
Net increase in net assets from capital transactions	17,977,774	28,094,687

Total increase in net assets	24,118,714	30,582,038

Net Assets:
Beginning of period	30,582,038	-
End of period	$54,700,752	$30,582,038

Accumulated net investment income	$272,616	$198,569

Capital Share Transactions:
Shares sold:
Class A	270,168	198,107
Class I	1,316,915	2,592,543
Shares reinvested:
Class A	1,896	-
Class I	41,833	-
Shares redeemed:
Class A	(89,481)	(1,615)
Class I	(24,942)	-
Net increase in capital share transactions	1,516,389	2,789,035

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2017	For the Period September 30, 2015* through May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(2,437)	$(41)
Net realized gain (loss) on investments	122,184	(27,699)
Net change in unrealized appreciation/depreciation on investments	62,681	33,823
Net increase in net assets resulting from operations	182,428	6,083

Distributions to Shareholders:
From net investment income:
Class A	-	(10)
Class I	-	(722)
From net realized gain:
Class A	(122)	(22)
Class I	(2,917)	(1,299)
Total distributions to shareholders	(3,039)	(2,053)

Capital Transactions:
Net proceeds from shares sold:
Class A	48,902	33,477
Class I	214,021	271,280
Class I Capital Issued with Reorganization of Private Fund (Note 1)	-	519,981
Reinvestment of Distributions:
Class A	122	32
Class I	2,917	2,021
Cost of shares redeemed:
Class A	(19,869)	-
Class I	(21,665)	-
Net increase in net assets from capital transactions	224,428	826,791

Total increase in net assets	403,817	830,821

Net Assets:
Beginning of period	830,821	-
End of period	$1,234,638	$830,821

Accumulated net investment loss	$-	$(312)

Capital Share Transactions:
Shares sold:
Class A	4,051	3,203
Class I	18,400	27,860
Class I Shares Issued with Reorganization of Private Fund (Note 1)	-	51,998
Shares reinvested:
Class A	10	3
Class I	240	192
Shares redeemed:
Class A	(1,650)	-
Class I	(2,031)	-
Net increase in capital share transactions	19,020	83,256

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period July 29, 2016* through May 31, 2017

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,077
Net realized loss on investments	(17,705)
Net change in unrealized appreciation/depreciation on investments	34,213
Net increase in net assets resulting from operations	17,585

Distributions to Shareholders:
From net investment income:
Class I	(1,224)
Total distributions to shareholders	(1,224)

Capital Transactions:
Net proceeds from shares sold:
Class I	636,490
Reinvestment of distributions:
Class I	1,224
Cost of shares redeemed:
Class I	(373,252)
Net increase in net assets from capital transactions	264,462

Total increase in net assets	280,823

Net Assets:
Beginning of period	-
End of period	$280,823

Accumulated net investment income	$114

Capital Share Transactions:
Shares sold:
Class I	63,393
Shares reinvested:
Class I	125
Shares redeemed:
Class I	(38,063)
Net increase in capital share transactions	25,455

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(130,963)	$(230,468)
Net realized gain on investments	5,487,064	6,950,340
Net change in unrealized appreciation/depreciation on investments	4,000,236	(9,159,440)
Net increase (decrease) in net assets resulting from operations	9,356,337	(2,439,568)

Capital Transactions:
Net proceeds from shares sold:
Class A	2,864,333	1,853,262
Class C	466,590	1,653,164
Class I	1,046,039	517,700
Cost of shares redeemed:
Class A	(7,237,661)	(5,676,293)
Class C	(5,115,659)	(3,605,965)
Class I	(3,562,995)	(2,228,176)
Net decrease in net assets from capital transactions	(11,539,353)	(7,486,308)

Total decrease in net assets	(2,183,016)	(9,925,876)

Net Assets:
Beginning of period	69,393,870	79,319,746
End of period	$67,210,854	$69,393,870

Accumulated net investment loss	$(30,307)	$(92,027)

Capital Share Transactions:
Shares sold:
Class A	131,458	93,336
Class C	25,660	91,628
Class I	48,674	25,513
Shares redeemed:
Class A	(349,997)	(286,670)
Class C	(265,583)	(201,949)
Class I	(168,732)	(111,449)
Net decrease in capital share transactions	(578,520)	(389,591)

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$7,539	$6,537
Net realized gain on investments	8,301	2,546
Net change in unrealized appreciation/depreciation on investments	54,877	(20,831)
Net increase (decrease) in net assets resulting from operations	70,717	(11,748)

Distributions to Shareholders:
From net investment income:
Class A	(1,568)	(1,209)
Class I	(5,117)	(5,111)
From net realized gain:
Class A	(1,383)	(1,239)
Class I	(3,608)	(4,703)
Total distributions to shareholders	(11,676)	(12,262)

Capital Transactions:
Net proceeds from shares sold:
Class A	22,538	47,392
Reinvestment of distributions:
Class A	2,951	2,448
Class I	8,726	9,815
Cost of shares redeemed:
Class A	(13,188)	(10,546)
Net increase in net assets from capital transactions	21,027	49,109

Total increase in net assets	80,068	25,099

Net Assets:
Beginning of period	421,073	395,974
End of period	$501,141	$421,073

Accumulated net investment income	$1,478	$941

Capital Share Transactions:
Shares sold:
Class A	1,840	3,907
Shares reinvested:
Class A	232	205
Class I	684	817
Shares redeemed:
Class A	(987)	(895)
Net increase in capital share transactions	1,769	4,034

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$34.02		$41.23		$40.94		$38.74		$29.43	$28.42
Income from Investment Operations:
Net investment loss	(0.33)	[1,2]	(0.37)	[1]	(0.21)	[1]	(0.40)	[1]	(0.32)	(0.27)
Net realized and unrealized gain (loss) on investments	2.62		(4.54)		3.10		2.60		11.58	2.18
Total from investment operations	2.29		(4.91)		2.89		2.20		11.26	1.91

Less Distributions:
From net realized gain	(2.15)		(2.30)		(2.60)		-		(1.95)	(0.90)

Net asset value, end of period	$34.16		$34.02		$41.23		$40.94		$38.74	$29.43

Total return[3]	6.82%		(12.00)%		7.83%	[4]	5.68%		38.32%	6.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$242,299		$357,215		$466,398		$467,897		$599,193	$419,590

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.44%		1.38%		1.34%	[6]	1.39%		1.40%	1.51%
After fees waived and expenses absorbed[5]	1.39%		1.38%		1.34%	[6]	1.38%		1.40%	1.40%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(1.02)%		(1.02)%		(1.03)%	[6]	(1.04)%		(0.99)%	(0.98)%
After fees waived and expenses absorbed[5]	(0.97)%		(1.02)%		(1.03)%	[6]	(1.03)%		(0.99)%	(0.88)%

Portfolio turnover rate	30%		30%		22%	[4]	23%		24%	23%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
***
In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$27.12		$33.63		$34.01		$32.42		$25.04	$24.48
Income from Investment Operations:
Net investment loss	(0.46)	[1,2]	(0.52)	[1]	(0.29)	[1]	(0.56)	[1]	(0.46)	(0.36)
Net realized and unrealized gain (loss) on investments	2.07		(3.69)		2.51		2.15		9.79	1.82
Total from investment operations	1.61		(4.21)		2.22		1.59		9.33	1.46

Less Distributions:
From net realized gain	(2.15)		(2.30)		(2.60)		-		(1.95)	(0.90)

Net asset value, end of period	$26.58		$27.12		$33.63		$34.01		$32.42	$25.04

Total return[3]	6.06%		(12.68)%		7.42%	[4]	4.90%		37.33%	6.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$46,077		$71,123		$95,018		$92,622		$103,819	$73,426

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.13%		2.17%		2.12%	[6]	2.08%		2.12%	2.17%
After fees waived and expenses absorbed[5]	2.11%		2.16%		2.12%	[6]	2.08%		2.12%	2.17%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(1.71)%		(1.81)%		(1.81)%	[6]	(1.74)%		(1.71)%	(1.63)%
After fees waived and expenses absorbed[5]	(1.69)%		(1.80)%		(1.81)%	[6]	(1.74)%		(1.71)%	(1.63)%

Portfolio turnover rate	30%		30%		22%	[4]	23%		24%	23%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class I*7

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$34.92		$42.12		$41.69		$39.31		$29.73	$28.59
Income from Investment Operations:
Net investment loss	(0.22)	[1,2]	(0.25)	[1]	(0.15)	[1]	(0.26)	[1]	(0.20)	(0.11)
Net realized and unrealized gain (loss) on investments	2.70		(4.65)		3.18		2.64		11.73	2.15
Total from investment operations	2.48		(4.90)		3.03		2.38		11.53	2.04

Less Distributions:
From net realized gain	(2.15)		(2.30)		(2.60)		-		(1.95)	(0.90)

Net asset value, end of period	$35.25		$34.92		$42.12		$41.69		$39.31	$29.73

Total return[3]	7.23%		(11.74)%		8.03%	[4]	6.05%		38.84%	7.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,040,256		$1,657,047		$1,842,921		$1,591,679		$1,285,381	$844,740

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	1.09%		1.10%		1.05%	[6]	1.00%		1.02%	1.03%
After fees waived and expenses absorbed[5]	1.04%		1.04%		1.05%	[6]	1.00%		1.02%	1.03%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	(0.67)%		(0.75)%		(0.74)%	[6]	(0.65)%		(0.61)%	(0.47)%
After fees waived and expenses absorbed[5]	(0.62)%		(0.69)%		(0.74)%	[6]	(0.65)%		(0.61)%	(0.47)%

Portfolio turnover rate	30%		30%		22%	[4]	23%		24%	23%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Annualized.
[7]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class K*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Period December 20, 2012*** through November 30, 2013
Net asset value, beginning of period	$34.66		$41.77		$41.35		$38.94		$29.77
Income from Investment Operations:
Net investment loss	(0.17)	[1,2]	(0.20)	[1]	(0.12)	[1]	(0.21)	[1]	(0.09)	[3]
Net realized and unrealized gain (loss) on investments	2.68		(4.61)		3.14		2.62		11.21
Total from investment operations	2.51		(4.81)		3.02		2.41		11.12

Less Distributions:
From net realized gain	(2.15)		(2.30)		(2.60)		-		(1.95)

Net asset value, end of period	$35.02		$34.66		$41.77		$41.35		$38.94

Total return[4]	7.34%		(11.59)%		8.08%	[5]	6.19%		37.14%	[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,403		$141,566		$130,003		$86,265		$10,677

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	0.93%		0.92%		0.90%	[7]	0.88%		0.89%	[7]
After fees waived and expenses absorbed[6]	0.91%		0.91%		0.90%	[7]	0.88%		0.89%	[7]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed[6]	(0.51)%		(0.57)%		(0.59)%	[7]	(0.54)%		(0.54)%	[7]
After fees waived and expenses absorbed[6]	(0.49)%		(0.56)%		(0.59)%	[7]	(0.54)%		(0.54)%	[7]

Portfolio turnover rate	30%		30%		22%	[5]	23%		24%	[5]

*
Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
***	Class K shares were first publicly offered on December 20, 2012.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

[4]
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[5]	Not annualized.
[6]	Does not include expenses of the investment companies in which the Fund invests.
[7]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017	For the Period December 1, 2015* through May 31, 2016
Net asset value, beginning of period	$10.95	$10.68
Income from Investment Operations:
Net investment income[1]	0.11	0.06
Net realized and unrealized gain on investments	1.78	0.19
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	-	-	[2]
Total from investment operations	1.89	0.25

Less Distributions:
From net investment income	(0.11)	-
From net realized gain	(0.04)	-
Total distributions	(0.15)	-

Contribution to capital from affiliate (Note 4)	-	0.02

Net asset value, end of period	$12.69	$10.95

Total return[3]	17.52%	2.53%	[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,812	$2,151

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.22%	2.43%	[6]
After fees waived and expenses absorbed	1.50%	1.50%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.25%	0.25%	[6]
After fees waived and expenses absorbed	0.97%	1.18%	[6]

Portfolio turnover rate	124%	76%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	In 2016, 0.19% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017	For the Period September 30, 2015* through May 31, 2016
Net asset value, beginning of period	$10.97	$10.00
Income from Investment Operations:
Net investment income[1]	0.14	0.07
Net realized and unrealized gain on investments	1.77	0.87
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	-	0.03
Total from investment operations	1.91	0.97

Contribution to capital from affiliate (Note 4)	-	-	[2]

Less Distributions:
From net investment income	(0.13)	-
From net realized gain	(0.04)	-
Total distributions	(0.17)	-

Net asset value, end of period	$12.71	$10.97

Total return[3]	17.70%	9.70%	[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,889	$28,341

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.97%	2.12%	[6]
After fees waived and expenses absorbed	1.25%	1.25%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.50%	0.08%	[6]
After fees waived and expenses absorbed	1.22%	0.95%	[6]

Portfolio turnover rate	124%	76%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	In 2016, 0.40% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017	For the Period December 1, 2015* through May 31, 2016
Net asset value, beginning of period	$9.97	$10.97
Income from Investment Operations:
Net investment loss[1]	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	2.14	(0.95)
Total from investment operations	2.09	(0.97)

Less Distributions:
From net investment income	-	(0.01)
From net realized gain	(0.03)	(0.02)
Total distributions	(0.03)	(0.03)

Net asset value, end of period	$12.03	$9.97

Total return[2]	21.01%	(8.81)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$68	$32

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	20.14%	38.27%	[4]
After fees waived and expenses absorbed	1.40%	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(19.22)%	(37.24)%	[4]
After fees waived and expenses absorbed	(0.48)%	(0.37)%	[4]

Portfolio turnover rate	181%	78%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017	For the Period September 30, 2015* through May 31, 2016
Net asset value, beginning of period	$9.98	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	-	[2]
Net realized and unrealized gain on investments	2.15	0.01
Total from investment operations	2.12	0.01

Less Distributions:
From net investment income	-	(0.01)
From net realized gain	(0.03)	(0.02)
Total distributions	(0.03)	(0.03)

Net asset value, end of period	$12.07	$9.98

Total return[3]	21.29%	0.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,167	$799

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	19.89%	36.44%	[5]
After fees waived and expenses absorbed	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(18.97)%	(35.29)%	[5]
After fees waived and expenses absorbed	(0.22)%	0.00%	[5]

Portfolio turnover rate	181%	78%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Disciplined Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period July 29, 2016* through May 31, 2017
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.03
Net realized and unrealized gain on investments	1.02
Total from investment operations	1.05

Less Distributions:
From net investment income	(0.02)

Net asset value, end of period	$11.03

Total return[2]	10.58%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$281

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	45.40%	[4]
After fees waived and expenses absorbed	0.95%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(44.13)%	[4]
After fees waived and expenses absorbed	0.32%	[4]

Portfolio turnover rate	116%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$19.77		$20.35		$19.55		$17.40		$13.46	$12.02
Income from Investment Operations:
Net investment income (loss)	-	[1,2]	(0.02)	[1]	(0.02)	[1]	(0.05)	[1]	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	3.04		(0.56)		0.82		2.20		3.97	1.47
Total from investment operations	3.04		(0.58)		0.80		2.15		3.94	1.44

Net asset value, end of period	$22.81		$19.77		$20.35		$19.55		$17.40	$13.46

Total return[3]	15.38%		(2.85)%		4.09%	[5]	12.36%		29.27%	11.98%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,399		$39,346		$44,427		$44,742		$56,708	$48,629

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.63%		1.54%		1.61%	[6]	1.59%		1.54%	1.63%
After fees waived and expenses absorbed	1.20%		1.20%		1.20%	[6]	1.23%		1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.43)%		(0.45)%		(0.65)%	[6]	(0.61)%		(0.54)%	(0.67)%
After fees waived and expenses absorbed	0.00%		(0.11)%		(0.24)%	[6]	(0.25)%		(0.20)%	(0.24)%

Portfolio turnover rate	17%		23%		11%	[5]	29%		16%	25%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
***
In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	If the Fund had not recognized a gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$17.86		$18.54		$17.89		$16.07		$12.54	$11.30
Income from Investment Operations:
Net investment loss	(0.17)	[1]	(0.18)	[1]	(0.10)	[1]	(0.18)	[1]	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	2.72		(0.50)		0.75		2.00		3.69	1.39
Total from investment operations	2.55		(0.68)		0.65		1.82		3.53	1.24

Net asset value, end of period	$20.41		$17.86		$18.54		$17.89		$16.07	$12.54

Total return[2]	14.28%		(3.67)%		3.63%	[4]	11.33%		28.15%	10.97%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,251		$15,876		$18,532		$19,527		$23,060	$19,298

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.20%		2.24%		2.30%	[5]	2.19%		2.24%	2.30%
After fees waived and expenses absorbed	2.10%		2.10%		2.10%	[5]	2.10%		2.10%	2.10%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.00)%		(1.15)%		(1.34)%	[5]	(1.21)%		(1.24)%	(1.34)%
After fees waived and expenses absorbed	(0.90)%		(1.01)%		(1.14)%	[5]	(1.12)%		(1.10)%	(1.14)%

Portfolio turnover rate	17%		23%		11%	[4]	29%		16%	25%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class I*6

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period December 1, 2014 through May 31, 2015**		For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012
Net asset value, beginning of period	$20.14		$20.72		$19.90		$17.69		$13.68	$12.21
Income from Investment Operations:
Net investment income (loss)	0.01	[1]	(0.02)	[1]	(0.02)	[1]	(0.02)	[1]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.09		(0.56)		0.84		2.23		4.04	1.49
Total from investment operations	3.10		(0.58)		0.82		2.21		4.01	1.47

Net asset value, end of period	$23.24		$20.14		$20.72		$19.90		$17.69	$13.68

Total return[2]	15.39%		(2.80)%		4.12%	[4]	12.49%		29.31%	12.04%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,561		$14,172		$16,361		$16,206		$12,934	$13,046

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.26%		1.22%		1.15%	[5]	1.09%		1.17%	1.11%
After fees waived and expenses absorbed	1.17%		1.17%		1.15%	[5]	1.09%		1.17%	1.11%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.06)%		(0.13)%		(0.19)%	[5]	(0.10)%		(0.17)%	(0.15)%
After fees waived and expenses absorbed	0.03%		(0.08)%		(0.19)%	[5]	(0.10)%		(0.17)%	(0.15)%

Portfolio turnover rate	17%		23%		11%	[4]	29%		16%	25%

*
Financial information from December 1, 2011 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.

**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$12.00	$12.75	$11.59	$10.00
Income from Investment Operations:
Net investment income[1]	0.18	0.17	0.14	0.12
Net realized and unrealized gain (loss) on investments	1.71	(0.57)	1.17	1.55
Total from investment operations	1.89	(0.40)	1.31	1.67

Less Distributions:
From net investment income	(0.16)	(0.17)	(0.14)	(0.08)
From net realized gain	(0.14)	(0.18)	(0.01)	-
Total distributions	(0.30)	(0.35)	(0.15)	(0.08)

Net asset value, end of period	$13.59	$12.00	$12.75	$11.59

Total return[2]	15.91%	(3.09)%	11.38%	16.73%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$129	$101	$67	$27

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	36.49%	42.68%	51.52%	69.20%	[4]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(33.82)%	(39.98)%	(49.16)%	(66.75)%	[4]
After fees waived and expenses absorbed	1.42%	1.45%	1.11%	1.20%	[4]

Portfolio turnover rate	22%	11%	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014
Net asset value, beginning of period	$12.08	$12.84	$11.66	$10.00
Income from Investment Operations:
Net investment income[1]	0.21	0.20	0.17	0.15
Net realized and unrealized gain (loss) on investments	1.73	(0.58)	1.19	1.64
Total from investment operations	1.94	(0.38)	1.36	1.79

Less Distributions:
From net investment income	(0.19)	(0.20)	(0.17)	(0.13)
From net realized gain	(0.14)	(0.18)	(0.01)	-
Total distributions	(0.33)	(0.38)	(0.18)	(0.13)

Net asset value, end of period	$13.69	$12.08	$12.84	$11.66

Total return[2]	16.25%	(2.92)%	11.75%	17.94%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$372	$320	$329	$295

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	36.24%	42.43%	51.27%	68.95%	[4]
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	1.00%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(33.57)%	(39.73)%	(48.91)%	(66.50)%	[4]
After fees waived and expenses absorbed	1.67%	1.70%	1.36%	1.45%	[4]

Portfolio turnover rate	22%	11%	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

Note 1 – Organization
Oak Ridge Small Cap Growth Fund (“Small Cap Growth” or “Small Cap Growth Fund”), Oak Ridge International Small Cap Fund (“International Small Cap” or “International Small Cap Fund”), Oak Ridge Dynamic Small Cap Fund (“Dynamic Small Cap” or “Dynamic Small Cap Fund”), Oak Ridge Disciplined Growth Fund (“Disciplined Growth” or “Disciplined Growth Fund”), Oak Ridge Large Cap Growth Fund (“Large Cap Growth” or “Large Cap Growth Fund”), and Oak Ridge Dividend Growth Fund (“Dividend Growth” or “Dividend Growth Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Small Cap Growth Fund, International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund, Large Cap Growth Fund, and Dividend Growth Fund are diversified Funds.

The Small Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Small Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, Class K shareholders received Class K shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Small Cap Growth Fund’s fiscal year end was changed to May 31, as of December 1, 2014. Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

The International Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2015 with Class I shares. The Class A shares commenced operations on December 1, 2015.

The Dynamic Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2015 with Class I shares, prior to which its only activity was the receipt of a $100 investment from principals of the Fund’s advisor and a $519,981 transfer of shares of the Fund in exchange for the net assets of an account owned by Algert Global LLC, a Delaware limited liability company (the “Account”). This exchange was nontaxable, whereby the Dynamic Small Cap Fund issued 51,998 shares for the net assets of the Account on September 30, 2015. The Account with a fair value of $505,921 (identified cost of investments transferred were $527,537) and cash were the primary assets received by the Dynamic Small Cap Fund. For financial reporting purposes, assets received and shares issued by the Dynamic Small Cap Fund were recorded at fair value; however, the cost basis of the investments received from the Account was carried forward to align ongoing reporting of the Dynamic Small Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Class A shares commenced operations on December 1, 2015.

The Disciplined Growth Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on July 29, 2016, with Class I shares. Class A shares had not yet commenced operations as of May 31, 2017.

The Large Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Large Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Large Cap Growth Fund’s fiscal year end was changed to May 31, as of December 1, 2014. Effective September 30, 2015, the Class Y shares were re-designated as Class I shares. Effective July 18, 2017, the Large Cap Growth Fund changed its name to the Multi Strategy Fund.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

The Dividend Growth Fund’s primary investment objective is to provide current income and to seek long-term capital appreciation. The Fund commenced investment operations on June 28, 2013, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Large Cap Growth Fund and Small Cap Growth Fund, that are specific to individual share classes, are accrued directly to the respective share class. Transfer agent fees and expenses reported on the Statement of Operations for the Large Cap Growth Fund and the Small Cap Growth Fund include payments to third parties for performing shareholder services to their customers.

The International Small Cap Fund and Dynamic Small Cap Fund incurred offering costs of approximately $21,579 and $21,588, respectively, which were amortized over a one-year period from September 30, 2015 (commencement of operations).

The Disciplined Growth Fund incurred offering costs of approximately $19,426, which are being amortized over a one-year period from July 29, 2016 (commencement of operations).

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

(c) Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2013-2014 and period ending May 31, 2015, and the year ended May 31, 2016 for the Small Cap Growth Fund and the Large Cap Growth Fund, and open years ended May 31, 2014-2016 for the Dividend Growth Fund, and the year ended May 31, 2016 for the International Small Cap Fund and Dynamic Small Cap Fund and as of and during the periods ended May 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Dividend Growth Fund will make distributions of net investment income quarterly. The Small Cap Growth Fund, International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund, and Large Cap Growth Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 3 – Reorganization Information
On September 30, 2014, beneficial owners of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund, each a series of Pioneer Series Trust I, a Delaware statutory trust (the “Pioneer Trust”), approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Small Cap Growth Fund and Large Cap Growth Fund, respectively, as detailed below. The Plan of Reorganization was approved by the Trust’s Board on May 20, 2014 and by the Pioneer Trust Board on May 27, 2014. This tax-free reorganization was accomplished on October 17, 2014 (the “Closing Date”), by exchanging the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund for shares of the Small Cap Growth Fund and Large Cap Growth Fund, respectively. Class A, B and R shareholders received Class A shares of the corresponding Successor Fund. Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the corresponding Successor Fund, respectively. The table below contains details of the reorganization as of the Closing Date:

	Pioneer Oak Ridge Small Cap Growth Fund			Small Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	11,772,220		$441,977,460	11,933,693	*	$448,039,810	*
Class B	77,777	*	2,609,869	-		-
Class C	2,930,895		91,501,958	2,930,895		91,501,958
Class K	2,054,817		77,877,195	2,054,817		77,877,195
Class R	92,409	*	3,452,481	-		-
Class Y	38,469,782		1,470,383,380	38,469,782		1,470,383,380
Net Assets			$2,087,802,343			$2,087,802,343

*
Class B and Class R shares of the Pioneer Oak Ridge Small Cap Growth Fund were exchanged for 161,473 shares of Class A of the Small Cap Growth Fund (69,515 shares Class B and 91,958 shares Class R) (valued at $6,062,350).

	Pioneer Oak Ridge Large Cap Growth Fund			Large Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	2,479,758		$43,827,593	2,602,640	*	$45,999,411	*
Class B	64,482	*	1,037,997	-		-
Class C	1,295,138		20,971,577	1,295,138		20,971,577
Class R	66,641	*	1,133,821	-		-
Class Y	811,464		14,599,659	811,464		14,599,659
Net Assets			$81,570,647			$81,570,647

*
Class B and Class R shares of the Pioneer Oak Ridge Large Cap Growth Fund were exchanged for 122,882 shares of Class A of the Large Cap Growth Fund (58,730 shares Class B and 64,152 shares Class R) (valued at $2,171,818).

The Pioneer Oak Ridge Small Cap Growth Fund and the Pioneer Oak Ridge Large Cap Growth Fund’s net assets on conversion date included $510,703,113 and $26,868,745 of unrealized appreciation and $152,508,507 and $14,290,543 of accumulated gain, respectively. The cost basis of the investments received from each Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 4 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Oak Ridge Investments, LLC (the “Advisor” or “Oak Ridge”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual and tiered rates are listed by Fund in the below table:

Investment Advisory Fees
Small Cap Growth Fund
First $1 billion	0.85%
Thereafter	0.80%
International Small Cap Fund	1.00%
Dynamic Small Cap Fund	0.90%
Disciplined Growth Fund	0.70%
Large Cap Growth Fund
First $1 billion	0.75%
Thereafter	0.70%
Dividend Growth Fund	0.75%

In addition, the Advisor has voluntarily agreed to waive its advisory fee payable by the Small Cap Growth Fund equal to the amount of the advisory fee payable on the Fund’s assets invested in the International Small Cap Fund. For the periods ended May 31, 2017, the amount of advisory fee waived is reported under “Affiliated fund fee waived” on the Statements of Operations.

The Advisor engages Algert Global LLC (the “Sub-Advisor) to manage International Small Cap Fund and Dynamic Small Cap Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund. The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses
	Agreement Expires	Class A Shares†	Class C Shares†	Class I Shares†*	Class K Shares†
Small Cap Growth Fund	September 30, 2017	1.40%	2.30%	1.05%	0.92%
International Small Cap Fund	September 30, 2026	1.50%	-	1.25%	-
Dynamic Small Cap Fund	September 30, 2026	1.40%	-	1.15%	-
Disciplined Growth Fund	September 30, 2026	-	-	0.95%	-
Large Cap Growth Fund	September 30, 2027	1.20%	2.10%	1.17%	-
Dividend Growth Fund	September 30, 2026	1.25%	-	1.00%	-

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	Effective September 30, 2015, the Class Y shares of the Small Cap Growth Fund and Large Cap Growth Fund were re-designated as Class I shares.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	Small Cap Growth Fund
	Class A	Class C	Class I	Class K	Total
November 30, 2017	$-	$-	$-	$-	$-
May 31, 2018	-	-	-	-	-
May 31, 2019	-	-	933,200	-	933,200
May 31, 2020	117,780	5,024	506,751	23,191	652,746
					$1,585,946

	Large Cap Growth Fund
	Class A	Class C	Class I	Total
November 30, 2017*	$20,234	$3,220	$-	$23,454
May 31, 2018	91,785	19,535	-	111,320
May 31, 2019	140,766	23,614	8,192	172,572
May 31, 2020	166,530	15,097	12,210	193,837
				$501,183

*	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

	International Small Cap Fund	Dynamic Small Cap Fund	Disciplined Growth Fund	Dividend Growth Fund
November 30, 2017	$-	$-	$-	$-
May 31, 2018	-	-	-	176,343
May 31, 2019	153,563	145,210	-	164,601
May 31, 2020	254,436	193,816	151,058	165,928
Total	$407,999	$339,026	$151,058	$506,872

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

For the periods ended May 31, 2017, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Small Cap Growth Fund	$352,466
International Small Cap Fund	40,257
Dynamic Small Cap Fund	36,756
Disciplined Growth Fund	18,700
Large Cap Growth Fund	76,237
Dividend Growth Fund	36,700

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended May 31, 2017, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended May 31, 2017, are reported on the Statements of Operations.

For the period ended May 31, 2016, the Sub-Advisor reimbursed the International Small Cap Fund $599 for losses from a trade error. In addition, an affiliate reimbursed the International Small Cap Fund $86,981 for losses on transactions and made related contributions to capital in the amounts of $3,779 and $3,516 to Class A and Class I shares, respectively. The amounts are reported on the Fund’s Statement of Changes in Net Assets under the captions “Net increase from reimbursement by affiliate for investment transaction loss” as well as “Contributions to capital from affiliate”.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 5 – Federal Income Taxes
At May 31, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
Cost of investments	$1,062,780,527	$50,617,909	$1,180,098

Gross unrealized appreciation	$428,130,750	$6,730,031	$124,700
Gross unrealized depreciation	(66,516,735)	(1,028,282)	(50,023)
Net unrealized appreciation on investments	$361,614,015	$5,701,749	$74,677

	Disciplined Growth Fund	Large Cap Growth Fund	Dividend Growth Fund
Cost of investments	$290,405	$42,203,111	$416,082

Gross unrealized appreciation	$38,520	$26,689,112	$119,504
Gross unrealized depreciation	(5,680)	(1,604,569)	(12,481)
Net unrealized appreciation (depreciation) on investments	$32,840	$25,084,543	$107,023

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended May 31, 2017, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Growth Fund	$(14,582,063)	$14,325,674	$256,389
International Small Cap Fund	356	2,512	(2,868)
Dynamic Small Cap Fund	-	2,749	(2,749)
Disciplined Growth Fund	(420)	261	159
Large Cap Growth Fund	(38,289,540)	192,683	38,096,857
Dividend Growth Fund	-	(317)	317

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

As of May 31, 2017, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
Undistributed ordinary income	$-	$1,479,509	$79,332
Undistributed long-term gains	118,060,717	1,462,532	8,256
Accumulated earnings	118,060,717	2,942,041	87,588

Accumulated capital and other losses	(4,727,843)	-	-
Unrealized appreciation on investments	361,614,015	5,701,749	74,677
Unrealized appreciation on foreign currency	-	717	-
Total accumulated earnings	$474,946,889	$8,644,507	$162,265

	Disciplined Growth Fund	Large Cap Growth Fund	Dividend Growth Fund
Undistributed ordinary income	$114	$-	$1,478
Undistributed long-term capital gains	-	-	3,636
Accumulated earnings	114	-	5,114

Accumulated capital and other losses	(16,173)	(30,307)	(326)
Unrealized appreciation on investments	32,840	25,084,543	107,023
Unrealized appreciation on foreign currency	-	-	-
Total accumulated earnings	$16,781	$25,054,236	$111,811

The tax character of distributions paid during the periods ended May 31, 2017, May 31, 2016 were as follows:

	Small Cap Growth Fund		International Small Cap Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$-	$-	$472,275	$-
Net long-term capital gains	104,742,668	146,283,659	-	-
Total distributions paid	$104,742,668	$146,283,659	$472,275	$-

	Dynamic Small Cap Fund		Disciplined Growth Fund
Distributions paid from:	2017	2016	2017
Ordinary income	$-	$2,053	$1,224
Net long-term capital gains	3,039	-	-
Total distributions paid	$3,039	$2,053	$1,224

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

	Large Cap Growth Fund		Dividend Fund
Distributions paid from:	2017	2016	2017	2016
Ordinary income	$-	$-	$6,911	$6,321
Net long-term capital gains	-	-	4,765	5,941
Total distributions paid	$-	$-	$11,676	$12,262

As of May 31, 2017, the Funds had accumulated capital loss carryforwards as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
Not Subject to Expiration
Short-Term	$-	$-	$-
	$-	$-	$-

	Disciplined Growth Fund	Large Cap Growth Fund	Dividend Growth Fund
Not Subject to Expiration
Short-Term	$16,173	$-	$-
	$16,173	$-	$-

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the year ended May 31, 2017 the International Small Cap Fund and Large Cap Growth Fund utilized $92,883 and $5,496,484, respectively, of their capital loss carryovers.

The Large Cap Growth Fund had capital loss carryforwards expire during the fiscal year ended May 31, 2017, in the amount of $38,075,704.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of May 31, 2017, the Dividend Growth Fund had $326 of post-October losses, which are deferred until June 1, 2017 for tax purposes.

As of May 31, 2017, the Small Cap Growth Fund and Large Cap Growth Fund had $4,727,843 and $30,307 respectively, of qualified late-year ordinary losses which are deferred until fiscal year 2018 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 6 – Investment Transactions
For the periods ended May 31, 2017, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Growth Fund	$526,768,022	$1,423,702,303
International Small Cap Fund	60,169,349	42,849,705
Dynamic Small Cap Fund	2,043,241	1,813,133
Disciplined Growth Fund	681,812	428,927
Large Cap Growth Fund	11,323,874	25,580,698
Dividend Growth Fund	115,190	100,409

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund and Dividend Growth Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. There is no Shareholder Servicing Plan for the Small Cap Growth Fund and Large Cap Growth Fund.

For the periods ended May 31, 2017, for the International Small Cap Fund, Dynamic Small Cap Fund, Disciplined Growth Fund and Dividend Growth Fund, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

For the periods ended May 31, 2017, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2017, in valuing the Funds’ assets carried at fair value:

Small Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,356,754,412	$-	$-	$1,356,754,412
Mutual Funds	32,278,634	-	-	32,278,634
Short-Term Investments	35,361,496	-	-	35,361,496
Total	$1,424,394,542	$-	$-	$1,424,394,542

International Small Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[2]	$53,280,439	$-	$-	$53,280,439
Short-Term Investments	3,039,219	-	-	3,039,219
Total	$56,319,658	$-	$-	$56,319,658

Dynamic Small Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,191,368	$-	$-	$1,191,368
Exchange-Traded Funds	12,814	-	-	12,814
Short-Term Investments	50,593	-	-	50,593
Total	$1,254,775	$-	$-	$1,254,775

Disciplined Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$269,393	$-	$-	$269,393
Short-Term Investments	53,852	-	-	53,852
Total	$323,245	$-	$-	$323,245

Large Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$63,398,200	$-	$-	$63,398,200
Short-Term Investments	3,889,454	-	-	3,889,454
Total	$67,287,654	$-	$-	$67,287,654

Dividend Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$480,055	$-	$-	$480,055
Short-Term Investments	43,050	-	-	43,050
Total	$523,105	$-	$-	$523,105

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country, please refer to the Schedule of Investments.
*	The Funds did not hold any Level 2 or Level 3 securities at period end.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Oak Ridge Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2017 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Small Cap Growth Fund
Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of period	Dividend Income	Capital Gain Distributions
Oak Ridge International Small Cap Fund	$27,325,000	$427,950	$-	$-	$4,525,684	$32,278,634	$321,600	$106,350

Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period
Oak Ridge International Small Cap Fund	2,500,000	39,625	-	2,539,625

Note 12 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2017

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Effective July 18, 2017, the Multi Strategy Fund changed its principal investing strategies. The Fund is a “fund of funds” that seeks to achieve its investment objective by primarily investing in other mutual funds (“underlying funds”). The Fund primarily invests in mutual funds managed by Oak Ridge Investments LLC (the “Advisor”), the Fund’s advisor, but may also invest in unaffiliated mutual funds or exchange-traded funds (“ETFs”) to gain exposure to asset classes not available through a fund managed by the Advisor. In addition, the Fund may also invest directly in securities when the Advisor believes doing so is more likely to increase yield or enhance returns than investing in underlying funds.

Effective July 18, 2017, the Multi Strategy Fund reduced its Investment Advisory Fees to 0.00%. The Fund’s advisor does not receive management fees for Fund assets invested in other series of the Trust advised by the advisor (“affiliated investments”). The Fund’s advisor receives management fees of 0.50% for Fund assets invested in non-affiliated investments. The Fund’s advisor expects the Fund’s assets to initially be invested entirely in affiliated investments. If the Fund invests in non-affiliated investments, management fees would be higher. The Fund’s advisor is permitted to seek reimbursement from the Fund of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment, subject to certain limitations, including a maximum reimbursement of 0.20% per fiscal year.

Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Oak Ridge Funds

We have audited the accompanying statements of assets and liabilities of the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Disciplined Growth Fund, Oak Ridge Large Cap Growth Fund, and Oak Ridge Dividend Growth Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of May 31, 2017, and with respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the six month period ended May 31, 2015 and the year ended November 30, 2014, with respect to the Oak Ridge Dividend Growth Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period June 28, 2013 (commencement of operations) to May 31, 2014, with respect to the Oak Ridge International Small Cap Fund and Oak Ridge Dynamic Small Cap Fund, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period September 30, 2015 (commencement of operations) to May 31, 2016, with respect to Oak Ridge Disciplined Growth Fund, the related statement of operations, statement of changes in net assets, and financial highlights for the period July 29, 2016 (commencement of operations) to May 31, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the two years in the period ended November 30, 2013, and in their report, dated January 24, 2014, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Disciplined Growth Fund, Oak Ridge Large Cap Growth Fund, and Oak Ridge Dividend Growth Fund as of May 31, 2017, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 28, 2017

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the period ended May 31, 2017, 100.00% and 100.00%, respectively, of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Disciplined Growth and Dividend Growth Funds, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the period ended May 31, 2017, 47.09%, 100.00% and 100.00%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any) from the International Small Cap, Disciplined Growth and Dividend Growth Funds, is designated as qualified dividend income.

Long-Term Capital Gain Designation
For the period ended May 31, 2017, the Small Cap Growth, Dynamic Small Cap Growth and Dividend Growth Funds designate $104,742,668, $3,039 and $4,765, respectively, as 20.00% rate gain distributions for purposes of the dividends paid deduction.

Trustees and Officers Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.oakridgefunds.com. The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	6	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	6	Select Sector SPDR Trust, a registered investment company (includes 10 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	6	None.

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	6	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
d
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Oak Ridge Funds
EXPENSE EXAMPLES
For the Six Months Ended May 31, 2017 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from December 1, 2016 to May 31, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2017 (Unaudited)

Small Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/16	5/31/17	12/1/16 – 5/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,028.00	$ 7.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.02	6.97
Class C	Actual Performance	1,000.00	1,024.70	10.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.70	10.31
Class I	Actual Performance	1,000.00	1,029.80	5.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.77	5.21
Class K	Actual Performance	1,000.00	1,030.60	4.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.56

*
Expenses are equal to the Fund’s annualized expense ratios of 1.39%, 2.05%, 1.03% and 0.91% for Class A, Class C, Class I and Class K, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

International Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/16	5/31/17	12/1/16 – 5/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,194.90	$ 8.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.45	7.55
Class I	Actual Performance	1,000.00	1,197.70	6.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.29

*
Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2017 (Unaudited)

Dynamic Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/16	5/31/17	12/1/16 – 5/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,040.90	$ 7.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.04
Class I	Actual Performance	1,000.00	1,042.60	5.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.93	5.81

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Disciplined Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/16	5/31/17	12/1/16 – 5/31/17
Class I	Actual Performance	$ 1,000.00	$ 1,132.90	$ 5.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	4.77

*
Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Large Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/16	5/31/17	12/1/16 – 5/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,131.40	$ 6.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.04
Class C	Actual Performance	1,000.00	1,126.40	11.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.46	10.55
Class I	Actual Performance	1,000.00	1,131.50	6.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	5.89

*
Expenses are equal to the Fund’s annualized expense ratios of 1.20%, 2.10% and 1.17% for Class A, Class C and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2017 (Unaudited)

Dividend Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/16	5/31/17	12/1/16 – 5/31/17
Class A	Actual Performance	$ 1,000.00	$ 1,094.60	$ 6.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.29
Class I	Actual Performance	1,000.00	1,096.00	5.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.95	5.03

*
Expenses are equal to the Fund’s annualized expense ratios of 1.25% and 1.00% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Oak Ridge Funds
Each a series of Investment Managers Series Trust

Advisor
Oak Ridge Investments, LLC
10 South LaSalle Street
Suite 1900
Chicago, Illinois 60603

Sub-Advisor
Algert Global LLC
555 California Street, Suite 3325
San Francisco, California 94104

 Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oak Ridge Small Cap Growth Fund - Class A	ORIGX	46141P 123
Oak Ridge Small Cap Growth Fund - Class C	ORICX	46141P 131
Oak Ridge Small Cap Growth Fund - Class I	ORIYX	46141P 156
Oak Ridge Small Cap Growth Fund - Class K	ORIKX	46141P 149
Oak Ridge International Small Cap Fund - Class A	ORIAX	46141Q 717
Oak Ridge International Small Cap Fund - Class I	ORIIX	46141Q 691
Oak Ridge Dynamic Small Cap Fund - Class A	ORSAX	46141Q 733
Oak Ridge Dynamic Small Cap Fund - Class I	ORSIX	46141Q 725
Oak Ridge Disciplined Growth Fund - Class I	ODGIX	46141Q 469
Oak Ridge Large Cap Growth Fund - Class A	ORILX	46141P 180
Oak Ridge Large Cap Growth Fund - Class C	ORLCX	46141P 172
Oak Ridge Large Cap Growth Fund - Class I	PORYX	46141P 164
Oak Ridge Dividend Growth Fund - Class A	ORDAX	46141P 727
Oak Ridge Dividend Growth Fund - Class I	ORDNX	46141P 719

Privacy Principles of the Oak Ridge Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oak Ridge Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (855) 551-5521 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Oak Ridge Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-551-5521.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Oak Ridge Small Cap Growth Fund, Oak Ridge Large Cap Growth Fund & Oak Ridge Dividend Growth Fund	FYE 5/31/2017	FYE 5/31/2016
Audit Fees	$44,850	$44,400
Audit-Related Fees	N/A	N/A
Tax Fees	$8,400	$8,400
All Other Fees	N/A	N/A

Oak Ridge Disciplined Growth Fund	FYE 5/31/2017	FYE 5/31/2016
Audit Fees	$14,700	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	N/A
All Other Fees	N/A	N/A

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund	FYE 5/31/2017	FYE 5/31/2016
Audit Fees	$29,400	$29,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Oak Ridge Small Cap Growth Fund, Oak Ridge Large Cap Growth Fund & Oak Ridge Dividend Growth Fund	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge Disciplined Growth Fund	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund	FYE 5/31/2017	FYE 5/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Oak Ridge Small Cap Growth Fund, Oak Ridge Large Cap Growth Fund & Oak Ridge Dividend Growth Fund
Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge Disciplined Growth Fund
Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund
Non-Audit Related Fees	FYE 5/31/2017	FYE 5/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	08/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	08/09/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	08/09/2017